================================================================================
  The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
================================================================================

                                             Filed pursuant to Rule 497(c) under
                                          the Securities Act of 1933, as Amended
                                                             File no. 333-154254


Preliminary Prospectus Supplement                         Subject to Completion
(To Prospectus dated May 8, 2009)                       Dated February 11, 2010


                          Energy Income and Growth Fund
                              700,000 Common Shares


         Energy Income and Growth Fund (the "Fund") is offering 700,000 of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"), pursuant to this prospectus supplement and the accompanying prospectus dated May 8, 2009. The Fund is a non-diversified, closed-end management investment company which commenced investment operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector. This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing.

         The Fund's currently outstanding common shares of beneficial interest are, and the Common Shares offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE Amex (formerly the American Stock Exchange) under the symbol "FEN." The last reported sale price of the Fund's common shares on February 10, 2010 was $22.70 per share. The net asset value per share of the Fund's common shares at the close of business on February 10, 2010 was $20.56.

         This investment involves risks. See "Risks" beginning on page 37 of the accompanying prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase any Common Shares.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

                                                       Per Share     Total
Public offering price                                    $            $
Underwriting discount(1)                                 $            $
Proceeds, before expenses, to us(2)                      $            $
----------------
(1) The Fund has also agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $60,000 with respect to this offering.
(2) The aggregate offering expenses, including expenses agreed to be paid by the Fund in footnote (1) above, are estimated to be $162,100, all of which will be borne by the Fund.

         The underwriters may also purchase up to an additional 105,000 Common Shares at the public offering price, less the underwriting discount to cover over-allotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise the option in full, the total public offering price will be $ , the total underwriting discount will be $ , and the total proceeds, before expenses, to us will be $ .

         The underwriters are offering the Common Shares as set forth under "Underwriting" beginning on page S-9 of this prospectus supplement. Delivery of the Common Shares is expected to be made on or about February , 2010.

                            Sole Book-Running Manager

                               RBC Capital Markets

                                   Co-Managers

BB&T Capital Markets                              Oppenheimer & Co.                Wunderlich Securities
a division of Scott & Stringfellow, LLC

                   Prospectus Supplement dated February , 2010

         This prospectus supplement, together with the accompanying prospectus and the SAI, as defined below, sets forth concisely the information that you should know before investing. You should read the prospectus supplement and prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. The Statement of Additional Information (the "SAI"), dated May 8, 2009, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the SAI are part of a "shelf" registration statement on Form N-2 (the "Registration Statement") that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the SAI, you should rely on this prospectus supplement. You may request a free copy of the SAI, the table of contents of which is on page 66 of the accompanying prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling
(800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's (as defined herein) website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or Advisor's website, whether currently posted or posted in the future, is not part of this prospectus supplement, the accompanying prospectus or the documents incorporated by reference in this prospectus supplement and the accompanying prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

                                TABLE OF CONTENTS
                                                                                             PAGE
                              PROSPECTUS SUPPLEMENT

PROSPECTUS SUPPLEMENT SUMMARY.................................................................S-1
SUMMARY OF FUND EXPENSES......................................................................S-5
CAPITALIZATION................................................................................S-7
MARKET AND NET ASSET VALUE INFORMATION........................................................S-8
USE OF PROCEEDS...............................................................................S-9
UNDERWRITING..................................................................................S-9
EXPERTS .....................................................................................S-12
LEGAL MATTERS................................................................................S-12
AVAILABLE INFORMATION........................................................................S-12
INDEX TO FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2009..................F-1


                                   PROSPECTUS

PROSPECTUS SUMMARY..............................................................................1
SUMMARY OF FUND EXPENSES.......................................................................22
FINANCIAL HIGHLIGHTS...........................................................................24
SENIOR SECURITIES..............................................................................26
MARKET AND NET ASSET VALUE INFORMATION.........................................................27
THE FUND.......................................................................................28
USE OF PROCEEDS................................................................................28
THE FUND'S INVESTMENTS.........................................................................28
USE OF FINANCIAL LEVERAGE......................................................................33
RISKS 37
MANAGEMENT OF THE FUND.........................................................................50
NET ASSET VALUE................................................................................52
DISTRIBUTIONS..................................................................................53
DIVIDEND REINVESTMENT PLAN.....................................................................53
PLAN OF DISTRIBUTION...........................................................................54
DESCRIPTION OF SHARES..........................................................................55
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS.....................................58
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN FUND STRUCTURE...................59
TAX MATTERS....................................................................................61
CORPORATE FINANCE SERVICES AND CONSULTING FEE..................................................65
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT....................................................65
LEGAL OPINIONS.................................................................................65
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..................................66

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus in making your investment decision. The Fund has not authorized any person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their covers or the dates of such information, as applicable. The Fund's business, financial condition and prospects may have changed since such dates.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

         This prospectus supplement, the accompanying prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

         Although the Fund believes that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in our forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of the accompanying prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the "Securities Act").

         Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of the accompanying prospectus. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in our securities.

                          PROSPECTUS SUPPLEMENT SUMMARY

         The following summary contains basic information about the Fund and the securities offered hereby. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the SAI, especially the information set forth under the heading "Risks" beginning on page 37 of the accompanying prospectus.

The Fund

         Energy Income and Growth Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded MLPs and related public entities in the energy sector. The Fund commenced operations upon completion of its initial public offering of common shares in June 2004, raising approximately $122 million in equity after the payment of offering expenses.

Investment Advisor and Sub-Advisor

         First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's sub-advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Fund's sub-advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

         First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $27 billion in assets which it managed or supervised as of December 31, 2009.

          Energy Income Partners is a Delaware limited liability company and a registered investment advisor, which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $352 million in assets among three separate funds which it managed as of December 31, 2009.

         Pursuant to an investment management agreement between First Trust Advisors and the Fund, the Fund pays for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than debt representing leverage).

         The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. See "Management of the Fund" on page 50 of the accompanying prospectus.

Investment in Sub-Advisor Entities

         First Trust Portfolios L.P., an affiliate of the Advisor, is in discussions to purchase, through one or more wholly-owned subsidiaries, up to a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor. The completion of these transactions are subject to a number of conditions, including the entering into of definitive agreements with regard to each transaction and closing of such transactions contemporaneously. There can be no assurance that the transactions will be completed.

Portfolio Investments

         The Fund's investments consist of equity and/or debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

         Under normal market conditions, as a non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

         The Fund has adopted the following additional non-fundamental investment policies:

         o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

         o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's Investors Service, Inc. and at least "B-" by Standard & Poor's Ratings Group at the time of purchase, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Sub-Advisor.

         o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

         o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

         To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio.

         See "The Fund's Investments" beginning on page 28 of the accompanying prospectus.

         As of November 30, 2009, the Fund's top 10 holdings by issuer were:

                                                     Percentage of
         Name                                      Total Investments
         -------------------------------------   ---------------------
         Magellan Midstream Partners, L.P.                11.0%
         Enterprise Products Partners, L.P.                7.8
         Plains All American Pipeline, L.P.                6.6
         Kinder Morgan Energy Partners, L.P.               6.1
         Enterprise GP Holdings, L.P.                      5.0
         ONEOK Partners, L.P.                              4.4
         NuStar Energy, L.P.                               3.9
         Energy Transfer Partners, L.P.                    3.8
         Enbridge Energy Partners, L.P.                    3.8
         Sunoco Logistics Partners, L.P.                   3.3
                                                 ---------------------
                   Total                                  55.7%

Equity Sales Agreement

         On May 19, 2009, the Fund entered into an equity sales agreement with a registered broker-dealer, whereby the Fund may offer and sell up to 1,000,000 of the Fund's common shares from time to time through such broker-dealer, as agent for the offer and sale of the common shares (the "Equity Sales Agreement"). Under the Equity Sales Agreement, upon written instructions from the Fund, the broker-dealer has agreed to use its commercially reasonable efforts to solicit offers to purchase Fund common shares by means of ordinary brokers' transactions on the NYSE Amex at market prices prevailing at the time of the sale or at negotiated prices. While the Equity Sales Agreement contemplates an offering of up to 1,000,000 common shares, the precise number of common shares to be sold will depend primarily on future market conditions. The Fund will suspend sales of common shares under the Equity Sales Agreement during the offering of the Common Shares and may resume sales on the 45th day following the date of the prospectus supplement which 45-day period may be extended in the event the Fund, during the last 17 days of such period, issues an earnings release or material news or a material event relating to the Fund, the Advisor or the Sub-Advisor occurs. See "Underwriting" beginning on page S-9. As of November 30, 2009, the Fund had sold 227,636 common shares pursuant to the Equity Sales Agreement.

Financial Leverage

         On January 23, 2009, the Fund entered into a $60,000,000 committed facility agreement with BNP Paribas Prime Brokerage Inc. (the "Commitment Facility"). As of November 30, 2009, the principal amount of borrowings under the Commitment Facility was $45,000,000, representing approximately 25% of the Fund's Managed Assets. As of November 30, 2009, the Fund had $15,000,000 of unutilized funds available for borrowing under the Commitment Facility. Outstanding balances under the Commitment Facility generally accrue interest at a variable annual rate equal to the three-month LIBOR plus 1.50%. As of November 30, 2009, the rate was 1.76%. The Commitment Facility also has an annual unused fee of 0.80% on the unutilized funds available for borrowing. The total annual interest and fee rate as of November 30, 2009 was 1.52%, based on the total commitment of $60,000,000. Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 1.52%) and leverage as a percentage of the Fund's Managed Assets remains at 25%, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.50%.

         Adjusted to reflect the impact of 700,000 Common Shares issued in the offering contemplated by this prospectus supplement and accompanying prospectus and an anticipated leverage percentage of approximately % of the Fund's Managed Assets, the total annual interest and fee rate as of November 30, 2009 would be % and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be %. The following table is designed to illustrate the effect of leverage on common share total return after the issuance of Common Shares contemplated by this prospectus supplement and accompanying prospectus, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks - Leverage Risk", beginning on page 42 of the accompanying prospectus. The table further assumes leverage representing % of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest and fee rate of %.

    Assumed Portfolio Total Return (Net of Expenses).......... -10%        -5%        0%        5%       10%

    Common Share Total Return................................     %          %          %         %        %

Distributions

         The Fund has paid distributions to common shareholders every quarter since inception. Payment of future distributions is subject to approval by the Fund's Board of Trustees, as well as meeting the covenants of any senior debt and the asset coverage requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's next regularly scheduled quarterly distribution will be for the quarter ending April 30, 2010 and, if approved by our Board of Trustees, will be paid to common shareholders on or about April 30, 2010. The distributions the Fund has paid since inception are as follows:

                       Payment Date           Distribution Per Share ($)

                     October 29, 2004                   0.3250
                     January 31, 2005                   0.3300
                     April 29, 2005                     0.3300
                     July 29, 2005                      0.3300
                     October 31, 2005                   0.3350
                     January 31, 2006                   0.3350
                     April 28, 2006                     0.3400
                     July 31, 2006                      0.3450
                     October 31, 2006                   0.3550
                     January 31, 2007                   0.3750
                     April 30, 2007                     0.3800
                     July 31, 2007                      0.3850
                     October 31, 2007                   0.3850
                     January 31, 2008                   0.3850
                     April 30, 2008                     0.3950
                     July 31, 2008                      0.4400
                     October 31, 2008                   0.4400
                     January 30, 2009                   0.4400
                     April 30, 2009                     0.4400
                     July 31, 2009                      0.4400
                     October 30, 2009                   0.4400
                     January 29, 2010                   0.4400


The Offering

Common Shares offered                   700,000 shares(1)

Fund common shares outstanding
after this offering                     7,504,755 shares(1)

Use of proceeds                         The Fund estimates that the net proceeds
                                        from this offering after expenses
                                        without exercise of the overallotment
                                        option will be approximately $  . The
                                        Fund intends to use these net proceeds
                                        to acquire portfolio securities in
                                        pursuit of its investment objectives and policies or for general corporate purposes. See "Use of Proceeds" on page
                                        S-9.

Risk factors                            See the section entitled "Risks" and
                                        other information included in the
                                        accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in the Common
                                        Shares.

NYSE Amex symbol                        "FEN"

--------------------
(1) The number of common shares of the Fund outstanding after the offering assumes the underwriters' over-allotment option is not exercised. If the over-allotment option is exercised in full, the Fund will issue and sell an additional 105,000 Common Shares.

                            SUMMARY OF FUND EXPENSES

         The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of November 30, 2009. As of that date, the Fund had $45,000,000 of leverage outstanding pursuant to the Commitment Facility. Such leverage represented 25% of Managed Assets as of November 30, 2009. Additionally, the following table and example contain information assuming the additional issuance of 700,000 Common Shares and
anticipated leverage of $   , or   % of the Fund's Managed Assets.

Shareholder Transaction Expenses:
Underwriting Discount (as a percentage of offering price)(1).........     %
Offering Expenses Borne by the Fund
   (as a percentage of offering price)...............................     %
Dividend Reinvestment Plan Fees...................................... None(2)

                                                                                                 Percentage of Net
                                                                                                Assets Attributable
                                                                                                     to Common
                                                                         Percentage of Net        Shareholders at
                                                                      Assets Attributable to     November 30, 2009,
                                                                        Common Shareholders        (Assuming the
                                                                        for the Year Ended      issuance of 700,000
                                                                      November 30, 2009 (25%     Common Shares and
                                                                     Leverage Outstanding as          % Leverage
                                                                       of November 30, 2009)        Outstanding)
                                                                      -----------------------  -----------------------
Annual Expenses:
Management Fees(3)..................................................            1.34%                        %
Interest and Fees on Leverage(4)....................................            1.02%                        %
Offering Costs(5)...................................................            0.44%                        %
Other Expenses (exclusive of current and deferred income tax
expense (benefit))(6)...............................................            0.52%                        %
                                                                                -----                    -----
Total Annual Expenses...............................................            3.32%                        %
Fee and Expense Reimbursement.......................................             --                       --
                                                                                -----                    -----
Total Net Annual Expenses...........................................            3.32%                        %
                                                                                =====                    =====
-----------------------------------------------------------------------------------------------------------------------

(1) The Fund will pay all offering costs of the Fund. The Fund has also agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $60,000 with respect to this offering.
(2) You will pay brokerage charges if you direct PNC Global Investment Servicing (U.S.) Inc., as agent for the Common Shareholders Dividend Reinstatement Plan, to sell your Common Shares held in a dividend reinvestment account.
(3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).
(4) Interest and fees on leverage in the first column of the table reflect the actual cost to the Fund of borrowing, expressed as a percentage of the Fund's average daily net assets, for the fiscal year ended November 30, 2009. Interest and fees on leverage in the second column of the table reflect the cost to the Fund of borrowing, expressed as a percentage of the Fund's average daily net assets as of November 30, 2009, assuming the additional issuance of 700,000 Common Shares and leverage of % of the Fund's Managed Assets, based upon interest rates in effect as of November 30, 2009.
(5) Offering costs in the first column of the table represent offering costs associated with the Fund's Series B Energy Notes that were redeemed in full on February 26, 2009 and amortized offering costs associated with the Equity Sales Agreement. Offering costs in the second column of the table represent the remaining unamortized offering costs associated with the Equity Sales Agreement.


                                      S-5




(6) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of average net assets by fiscal year from inception through November 30, 2009 has been as follows:
     Period June 24, 2004 (commencement of operations)
        Through November 30, 2004................................     16.18%
     Year Ended November 30, 2005................................      5.98%
     Year Ended November 30, 2006................................     10.84%
     Year Ended November 30, 2007................................      4.58%
     Year Ended November 30, 2008................................    (24.83)%
     Year Ended November 30, 2009................................     22.47%

     The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) an underwriting discount of % and offering expenses of % of the offering price,
(ii) total annual expenses of % of net assets attributable to common shares through year 10, (iii) a 5% annual return and (iv) all distributions are reinvested at net asset value.(1)

         1 Year        3 Years        5 Years         10 Years
         $             $              $               $


-------------------------------------------------------------------------------
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of % of Managed Assets, assuming interest and fees on leverage of %. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on its current credit facility. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                 CAPITALIZATION

     The following table sets forth the Fund's capitalization at November 30, 2009:

     o    on a historical basis;

     o pro forma to reflect (1) the sale of 32,326 common shares under the Equity Sales Agreement since November 30, 2009, (2) the issuance of an aggregate of 14,159 common shares pursuant to the Fund's dividend reinvestment plan since November 30, 2009 and (3) the additional borrowing of $9,800,000 under the Commitment Facility since November 30, 2009; and

     o    pro forma as adjusted to reflect (1) the assumed sale of 700,000
          Common Shares at $   per share, in the offering contemplated by this
          prospectus supplement, after deducting the underwriting discount
          of $     and offering expenses payable by the Fund of approximately
          $162,100 and (2) an anticipated leverage percentage of approximately
              % of  the Fund's Managed Assets.


                                                                                                      Pro Forma
                                                             Actual              Pro Forma         As Adjusted(1)
Borrowings                                                   $45,000,000         $54,800,000       $

Shareholder's equity

Common Shares, $0.01 par value per share, unlimited
  shares authorized, 6,758,270 shares outstanding
  (actual), 6,804,755 shares outstanding (pro forma)
  and shares outstanding (pro forma as adjusted)             106,250,167         107,306,549
Accumulated net investment income (loss), net of
   income taxes                                              (12,894,670)        (12,894,670)         (12,894,670)
Accumulated net realized gain (loss) on investments
   and written options, net of income taxes                   (1,117,184)         (1,117,184)          (1,117,184)
Net unrealized appreciation (depreciation) of
   investments and written options, net of income
   taxes                                                      44,282,176          44,282,176           44,282,176
                                                       -------------------- -------------------- --------------------
Net assets applicable to common shareholders                 136,520,489         137,576,871
                                                       -------------------- -------------------- --------------------
Total Capitalization                                        $181,520,489        $192,376,871       $
                                                       ==================== ==================== ====================

-------------------------------------------------------------------------------

(1) Does not include the underwriters' over-allotment option of 105,000 Common Shares.

                     MARKET AND NET ASSET VALUE INFORMATION

         The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE Amex. The Fund's common shares commenced trading on the NYSE Amex (formerly the American Stock Exchange) on June 25, 2004.

         The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares or additional common shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. See "Risks - Market Discount From Net Asset Value," beginning on page 49 of the accompanying prospectus.

         The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE Amex (formerly the American Stock Exchange), and the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month. See "Net Asset Value" on page 52 of the accompanying prospectus for information as to the determination of the Fund's net asset value.

                                                                                         PREMIUM/(DISCOUNT)
                                        MARKET PRICE(1)         NET ASSET VALUE (2)      TO NET ASSET VALUE
Quarter Ended                           High       Low          High       Low           High          Low
March 31, 2008.......................   $24.60     $21.16       $26.18     $24.49         (6.04)%      (13.60)%
June 30, 2008........................   $25.80     $22.36       $25.46     $23.91          1.34%        (6.48)%
September 30, 2008...................   $23.33     $18.26       $22.18     $20.71          5.18%       (11.83)%
December 31, 2008....................   $20.20     $11.21       $19.14     $12.71          5.54%       (11.80)%
March 31, 2009.......................   $19.04     $14.02       $15.89     $13.76         19.82%         1.89%
June 30, 2009........................   $20.75     $16.83       $18.04     $15.95         15.02%         5.52%
September 30, 2009...................   $22.31     $18.40       $18.48     $16.95         20.73%         8.55%
December 31, 2009....................   $25.20     $21.17       $21.00     $19.69         20.00%         7.52%
--------------------------------------------------------------------------------

(1)  Based on high and low closing market price for the respective quarter.
(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month.

         The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of February 10, 2010 were $22.70, $20.56 and 10.41%, respectively. As of February 10, 2010, the Fund had 6,804,755 common shares outstanding and net assets of the Fund were $196,233,436.

                                 USE OF PROCEEDS

         The Fund estimates that the net proceeds from this offering will be approximately $ , after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Fund. If the underwriters exercise their over-allotment option in full, the Fund estimates that net proceeds from this offering will be approximately $ , after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Fund.

         The Fund intends to use the net proceeds of this offering to acquire portfolio securities in accordance with our investment objective and policies and for general corporate purposes. Pending such investments, the Fund anticipates either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the Fund's distribution to common shareholders.


                                  UNDERWRITING

         RBC Capital Markets Corporation is acting as the representative of the underwriters of this offering. Under the terms of an underwriting agreement dated the date of this prospectus supplement, the underwriters set forth below have agreed to purchase from the Fund the number of Common Shares set forth opposite its name.

              Name                                                                             Number of Common Shares
                                                                                           -------------------------------

              RBC Capital Markets Corporation
              BB&T Capital Markets, a division of Scott & Stringfellow, LLC
              Oppenheimer & Co. Inc.
              Wunderlich Securities, Inc.
                                                                                           -------------------------------

              Total

         The underwriting agreement provides that the underwriters' obligations to purchase the Common Shares depend on the satisfaction of the conditions contained in the underwriting agreement and that if any of the Common Shares are purchased by the underwriters, all of the Common Shares must be purchased. The conditions contained in the underwriting agreement include the condition that all the representations and warranties made by the Fund to the underwriters are true, that there has been no material adverse change in the condition of the Fund or in the financial markets and that the Fund deliver to the underwriters customary closing documents.

         The following table summarizes the underwriting discount the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional Common Shares. The underwriting discount is the difference between the initial price to the public and the amount the underwriters pay the Fund to purchase the Common Shares.

                                                                       Full
                                                     No Exercise     Exercise

        Per Common Share                            $                $
        Total                                       $                $

         The Fund will pay all expenses of the offering that it incurs. Total remaining expenses of the offering payable by the Fund, other than the underwriting discount, will be approximately $162,100. As a part of these expenses, the Fund has agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $60,000 with respect to this offering.

         The Fund has been advised by the underwriters that the underwriters propose to offer the Common Shares directly to the public at the initial price to the public set forth on the cover page of this prospectus supplement.

         The Fund has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments that may be required to be made with respect to these liabilities.

         The Fund has granted to the underwriters an option to purchase up to an aggregate of 105,000 additional Common Shares at the initial price to the public less the underwriting discount set forth on the cover page of this prospectus supplement exercisable solely to cover over-allotments, if any. Such option may be exercised in whole or in part at any time until 30 days after the date of this prospectus supplement. If this option is exercised, each underwriter will be committed, subject to satisfaction of the conditions specified in the underwriting agreement, to purchase a number of additional Common Shares proportionate to each underwriter's initial commitment as indicated in the preceding table, and the Fund will be obligated, pursuant to the option, to sell these shares to the underwriters.

         During a period of 60 days from the date of the prospectus supplement, the Fund, the Advisor and the Sub-Advisor have agreed that subject to certain exceptions, they will not, without the prior written consent of RBC Capital Markets Corporation, (1) directly or indirectly, offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of the Fund's common shares or any securities convertible into or exercisable or exchangeable for the Fund's common shares or file any registration statement under the Securities Act with respect to any of the foregoing or (2) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Fund's common shares, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of common shares or such other securities, in cash or otherwise. The restrictions described above will apply to certain of the Fund's trustees and the sale of common shares under the Equity Sales Agreement for a period of 45 days after the date of this Prospectus Supplement. In connection with such Equity Sales Agreement, the Fund will be permitted to file an amendment to its registration statement notwithstanding the restrictions set forth in this paragraph for purposes of updating necessary disclosure relating to the sale of common shares from time to time under the Equity Sales Agreement. The restrictions described in this paragraph do not apply to the sale of the Common Shares to the underwriters or common shares issued or purchased in the open market pursuant to the Fund's dividend reinvestment plan. In the event that either: (x) during the last 17 days of the 60-day period, or the 45-day period, as applicable, referred to above ("Lock-Up Period"), the Fund issues an earnings release or material news or a material event relating to the Fund, the Advisor or the Sub-Advisor occurs, or (y) prior to the expiration of such Lock-Up Period, the Fund announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of such Lock-Up Period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable, unless the underwriters waive such extensions.

         RBC Capital Markets Corporation, in its sole discretion, may release the common shares subject to lock-up agreements in whole or in part at any time with or without notice. When determining whether or not to release common shares from lock-up agreements, RBC Capital Markets Corporation will consider, among other factors, the shareholders' reasons for requesting the release, the number of common shares for which the release is being requested and market conditions at the time.

         In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act.

         o Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

         o Over-allotment transactions involve sales by the underwriters of Common Shares in excess of the number of Common Shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of Common Shares over-allotted by the underwriters is not greater than the number of shares they may purchase in their option to purchase additional Common Shares. In a naked short position, the number of Common Shares involved is greater than the number of Common Shares in the underwriters' option to purchase additional Common Shares. The underwriters may close out any short position by either exercising their option and/or purchasing Common Shares in the open market.

         o Syndicate covering transactions involve purchases of the Common Shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the Common Shares to close out the short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through their option. If the underwriters sell more Common Shares than could be covered by their option to purchase additional Common Shares, which is referred to in this prospectus supplement as a naked short position, the position can only be closed out by buying Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

         o Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the Common Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

         Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market.

         These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NYSE Amex or otherwise and, if commenced, may be discontinued at any time.

         Neither the Fund, the Advisor, the Sub-Advisor nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund, the Advisor, the Sub-Advisor nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

         The underwriters and their affiliates have provided in the past to the Fund, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees. The underwriters and their affiliates may from time to time in the future engage in transactions with the Fund and perform services for the Fund or its portfolio companies in the ordinary course of business.

         The principal business address of RBC Capital Markets Corporation is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281.

                                     EXPERTS

         The financial statements and financial highlights in this prospectus supplement and the accompanying SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois and for the underwriters by Troutman Sanders LLP. Chapman and Cutler LLP and Troutman Sanders LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.


                              AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act, as amended, and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. The Fund's most recent shareholder annual report filed with the SEC is for the period ended November 30, 2009. This document is available on the SEC's IDEA system and can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

         This prospectus supplement and the accompanying prospectus do not contain all of the information in the Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

         Additional information about the Fund can be found in the Registration Statement (including amendments, exhibits, and schedules). The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

  INDEX TO FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2009



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................... F-3
PORTFOLIO OF INVESTMENTS.................................................. F-4
STATEMENT OF ASSETS AND LIABILITIES....................................... F-8
STATEMENT OF OPERATIONS................................................... F-9
STATEMENTS OF CHANGES IN NET ASSETS....................................... F-10
STATEMENT OF CASH FLOWS................................................... F-11
FINANCIAL HIGHLIGHTS...................................................... F-12
NOTES TO FINANCIAL STATEMENTS............................................. F-13

                     This page is intentionally left blank.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Energy Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Energy Income and Growth Fund (the "Fund") as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Energy Income and Growth Fund as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

Chicago, Illinois
January 27, 2010

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

 SHARES/
  UNITS     DESCRIPTION                                                       VALUE
---------   -----------                                                   ------------
MASTER LIMITED PARTNERSHIPS - 116.4%
            OIL, GAS & CONSUMABLE FUELS - 114.8%
   74,500   AmeriGas Partners, L.P. ...................................   $   2,795,240
  110,000   Buckeye GP Holdings, L.P. (b) .............................       3,081,100
   25,000   Buckeye Partners, L.P. ....................................       1,317,500
  465,471   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ........               0
  124,300   Duncan Energy Partners, L.P. (b) ..........................       2,793,021
  153,600   El Paso Pipeline Partners, L.P. (b) .......................       3,640,320
  150,947   Enbridge Energy Partners, L.P. (b) ........................       7,440,178
    7,582   Encore Energy Partners, L.P. (b) ..........................         134,429
  159,000   Energy Transfer Equity, L.P. (b) ..........................       4,690,500
  173,870   Energy Transfer Partners, L.P. (b) ........................       7,526,832
  267,803   Enterprise GP Holdings, L.P. (b) ..........................       9,908,711
  515,998   Enterprise Products Partners, L.P. (b) ....................      15,371,580
   40,709   EV Energy Partners, L.P. (b) ..............................       1,052,328
    6,751   Exterran Partners, L.P. ...................................         130,497
   74,874   Global Partners, L.P. (b) .................................       1,758,790
  100,700   Holly Energy Partners, L.P. (b) ...........................       3,695,690
  112,836   Inergy Holdings, L.P. .....................................       6,036,726
  205,771   Kinder Morgan Energy Partners, L.P. (b) ...................      11,988,218
  528,642   Magellan Midstream Partners, L.P. (b) .....................      21,727,186
  142,788   Natural Resource Partners, L.P. (b) .......................       3,399,782
  145,126   NuStar Energy, L.P. (b) ...................................       7,611,859
  229,100   NuStar GP Holdings, LLC (b) ...............................       5,718,336
  149,130   ONEOK Partners, L.P. (b) ..................................       8,752,440
   70,000   Penn Virginia Resource Partners, L.P. (b) .................       1,358,700
  255,921   Plains All American Pipeline, L.P. (b) ....................      12,949,603
   57,505   Quicksilver Gas Services, L.P. (b) ........................       1,207,605
  105,454   Sunoco Logistics Partners, L.P. (b) .......................       6,511,785
   27,000   TC Pipelines, L.P. ........................................         977,130
   70,000   TransMontaigne Partners, L.P. (b) .........................       1,820,000
   60,000   Williams Pipeline Partners, L.P. (b) ......................       1,311,000
                                                                          -------------
                                                                            156,707,086
                                                                          -------------
            GAS UTILITIES - 1.6%
   30,000   Spectra Energy Partners, L.P. .............................         831,900
   30,000   Suburban Propane Partners, L.P. ...........................       1,317,000
                                                                          -------------
                                                                              2,148,900
                                                                          -------------
            TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $97,948,559) .....................................     158,855,986
                                                                          -------------
CANADIAN INCOME TRUSTS - 3.4%
            OIL, GAS & CONSUMABLE FUELS - 2.7%
  171,680   Keyera Facilities Income Fund .............................       3,716,959
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
   90,000   Northland Power Income Fund ...............................         937,180
                                                                          -------------
            TOTAL CANADIAN INCOME TRUSTS
               (Cost $3,266,024) ......................................       4,654,139
                                                                          -------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

 SHARES     DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
COMMON STOCKS - 24.5%
            OIL, GAS & CONSUMABLE FUELS - 17.4%
   65,470   Enbridge Energy Management, LLC (b) (g) ...................   $   3,197,535
   22,000   Enbridge, Inc. (h) ........................................         940,720
  119,037   Kinder Morgan Management, LLC (b) (g) .....................       5,984,007
  179,500   Spectra Energy Corp. (i) ..................................       3,484,095
  160,000   TransCanada Corp. (i) .....................................       5,163,200
  250,000   Williams Cos., Inc. (h) ...................................       4,972,500
                                                                          -------------
                                                                             23,742,057
                                                                          -------------
            GAS UTILITIES - 7.0%
  118,000   ONEOK, Inc. (i) ...........................................       4,722,360
  205,000   UGI Corp. (i) .............................................       4,813,400
                                                                          -------------
                                                                              9,535,760
                                                                          -------------
            CAPITAL MARKETS - 0.1%
   20,000   NGP Capital Resources Co. (b) .............................         153,800
                                                                          -------------
            TOTAL COMMON STOCKS
               (Cost $28,604,923) .....................................      33,431,617
                                                                          -------------
RIGHTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
       17   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ........               0
                                                                          -------------
            TOTAL RIGHTS
               (Cost $0) ..............................................               0
                                                                          -------------
WARRANTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
   48,956   Abraxas Petroleum Corp., Expiration 05/25/12 (c) (d) (e) ..          23,034
                                                                          -------------
            TOTAL WARRANTS
               (Cost $0) ..............................................          23,034
                                                                          -------------
            TOTAL INVESTMENTS - 144.3%
               (Cost $129,819,506) (j) ................................     196,964,776
                                                                          -------------

NUMBER OF
CONTRACTS   DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
CALL OPTIONS WRITTEN - (0.8%)
            Enbridge, Inc.
      220   @ 45 due Apr 10 ...........................................         (24,200)
                                                                          -------------
            ONEOK, Inc.
      800   @ 35 due Jan 10 ...........................................        (412,000)
                                                                          -------------
            Spectra Energy Corp.
      900   @ 20 due Dec 09 ...........................................         (13,500)
      195   @ 22.5 due Mar 10  ........................................          (1,950)
                                                                          -------------
                                                                                (15,450)
                                                                          -------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

NUMBER OF
CONTRACTS   DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
CALL OPTIONS WRITTEN - (CONTINUED)
            TransCanada Corp.
      600   @ 30 due Feb 10 ...........................................   $    (192,000)
      800   @ 35 due May 10 ...........................................         (32,000)
                                                                          -------------
                                                                               (224,000)
                                                                          -------------
            UGI Corp.
      800   @ 25 due Jan 10 ...........................................         (10,000)
      500   @ 30 due Jan 10 ...........................................          (7,500)
                                                                          -------------
                                                                                (17,500)
                                                                          -------------
            Williams Cos., Inc.
      800   @ 17.5 due Feb 10 .........................................        (228,000)
      300   @ 20 due Dec 09 ...........................................         (12,000)
      600   @ 20 due Jan 10 ...........................................         (48,000)
      800   @ 22.5 due May 10 .........................................         (68,000)
                                                                          -------------
                                                                               (356,000)
                                                                          -------------
            TOTAL CALL OPTIONS WRITTEN
               (Premiums received $722,982) ...........................      (1,049,150)
                                                                          -------------
            OUTSTANDING LOAN - (33.0)% ................................     (45,000,000)
            NET OTHER ASSETS AND LIABILITIES - (10.5%) ................     (14,395,137)
                                                                          -------------
            NET ASSETS - 100.0% .......................................   $ 136,520,489
                                                                          =============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is serving as collateral on the outstanding loan.

(c) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(d) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(e)  Non-income producing security.

(f) This partnership filed for protection in federal bankruptcy court on January 7, 2009.

(g)  Non-income producing security which pays regular in-kind distributions.

(h) Call options were written on this entire Common Stock position and are fully covered by the Common Stock position.

(i) Call options were written on a portion of this Common Stock position and are fully covered by the Common Stock position.

(j) Aggregate cost for federal income tax purposes is $117,713,175. As of November 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $84,659,592 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,407,991.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                  LEVEL 2        LEVEL 3
                                  TOTAL MARKET      LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                    11/30/09        PRICES         INPUTS        INPUTS
                                  ------------   ------------   -----------   ------------
Master Limited Partnerships* ..   $158,855,986   $158,855,986     $    --          $--
Canadian Income Trusts* .......      4,654,139      4,654,139          --           --
Common Stocks* ................     33,431,617     33,431,617          --           --
Warrants* .....................         23,034             --      23,034           --
                                  ------------   ------------     -------          ---
Total Investments .............   $196,964,776   $196,941,742     $23,034          $--
                                  ============   ============     =======          ===

                                LIABILITIES TABLE

                                                                 LEVEL 2        LEVEL 3
                                  TOTAL MARKET     LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
                                    11/30/09        PRICES        INPUTS        INPUTS
                                  ------------   -----------   -----------   ------------
Call Options Written ..........   $(1,049,150)   $(1,049,150)      $--            $--
                                  ===========    ===========       ===            ===

*    See the Portfolio of Investments for industry breakout.

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE                             TRANSFERS   NET UNREALIZED
USING SIGNIFICANT UNOBSERVABLE     BALANCE AS OF      IN (OUT)     APPRECIATION     NET REALIZED      BALANCE AS OF
INPUTS (LEVEL 3)                 NOVEMBER 30, 2008   OF LEVEL 3   (DEPRECIATION)   GAINS (LOSSES)   NOVEMBER 30, 2009
------------------------------   -----------------   ----------   --------------   --------------   -----------------
Master Limited Partnerships          $2,792,826       $     --     $(2,792,826)          $--               $--
Warrants                                 13,879        (23,034)          9,155            --                --
                                     ----------       --------     -----------           ---               ---
Total Investments                    $2,806,705       $(23,034)    $(2,783,671)          $--               $--
                                     ==========       ========     ===========           ===               ===

Net change in unrealized depreciation from Level 3 investments held as of November 30, 2009 was $2,792,826 and is included in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009

ASSETS:
Investments, at value
   (Cost $129,819,506) ................................................   $196,964,776
Cash ..................................................................      9,702,492
Prepaid expenses ......................................................        180,131
Receivables:
   Income taxes .......................................................      1,875,113
   Fund shares sold ...................................................        140,295
   Dividends ..........................................................        111,183
   Investment securities sold .........................................         39,233
   Interest ...........................................................            158
                                                                          ------------
      Total Assets ....................................................    209,013,381
                                                                          ------------
LIABILITIES:
Outstanding loan ......................................................     45,000,000
Deferred income taxes .................................................     26,095,391
Options written, at value (Premiums received $722,982) ................      1,049,150
Payables:
   Investment advisory fees ...........................................        145,856
   Audit and tax fees .................................................        113,240
   Printing fees ......................................................         26,128
   Legal fees .........................................................         18,267
   Administrative fees ................................................         13,857
   Interest and fees on loan ..........................................          8,778
   Trustees' fees and expenses ........................................          6,712
   Custodian fees .....................................................          3,775
   Income taxes .......................................................          3,342
   Transfer agent fees ................................................          2,532
Other liabilities .....................................................          5,864
                                                                          ------------
      Total Liabilities ...............................................     72,492,892
                                                                          ------------
NET ASSETS ............................................................   $136,520,489
                                                                          ============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $106,182,584
Par value .............................................................         67,583
Net unrealized appreciation (depreciation) on investments, written
   options and foreign currency translation, net of income taxes ......     44,282,176
Accumulated net realized gain (loss) on investments, written options
   and foreign currency transactions, net of income taxes .............     (1,117,184)
Accumulated net investment income (loss), net of income taxes .........    (12,894,670)
                                                                          ------------
NET ASSETS ............................................................   $136,520,489
                                                                          ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..   $      20.20
                                                                          ============
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized) ...............................................      6,758,270
                                                                          ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $58,864) ...............                 $  1,047,431
Interest ............................................................                        1,710
                                                                                      ------------
   Total investment income ..........................................                    1,049,141
                                                                                      ------------
EXPENSES:
Investment advisory fees ............................................                    1,489,058
Interest and fees on loan ...........................................                    1,105,915
Energy Notes offering costs .........................................                      324,047
Shelf offering costs ................................................                      170,391
Administrative fees .................................................                      141,460
Audit and tax fees ..................................................                      106,963
Legal fees ..........................................................                       94,348
Printing fees .......................................................                       75,929
Trustees' fees and expenses .........................................                       38,396
Transfer agent fees .................................................                       35,260
Insurance expense ...................................................                       31,448
Custodian fees ......................................................                       22,475
Auction fees ........................................................                       19,965
Other ...............................................................                       23,754
                                                                                      ------------
   Total expenses ...................................................                    3,679,409
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ...........................                   (2,630,268)
                                                                                      ------------
   Current income tax benefit (expense) - foreign ...................       167,032
   Current income tax benefit (expense) - state .....................        24,119
   Current federal income tax benefit (expense) .....................    (2,028,313)
   Deferred federal income tax benefit (expense) ....................     2,867,200
                                                                        -----------
   Total income tax benefit (expense) ...............................                    1,030,038
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) ........................................                   (1,600,230)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments ......................................................                    3,213,323
   Written options ..................................................                    1,196,354
   Foreign currency transactions ....................................                        2,129
                                                                                      ------------
Net realized gain (loss) before taxes ...............................                    4,411,806
                                                                                      ------------
   Deferred federal income tax benefit (expense) ....................    (1,525,524)
                                                                        -----------
   Total income tax benefit (expense) ...............................                   (1,525,524)
                                                                                      ------------
Net realized gain (loss) on investments, written options and foreign
   currency transactions ............................................                    2,886,282
                                                                                      ------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments ......................................................                   70,922,148
   Written options ..................................................                     (706,893)
   Foreign currency translations ....................................                          632
                                                                                      ------------
Net change in unrealized appreciation (depreciation) before taxes ...                   70,215,887
                                                                                      ------------
   Deferred federal income tax benefit (expense) ....................   (24,242,951)
   Deferred income tax benefit (expense) - state ....................      (156,991)
                                                                        -----------
   Total income tax benefit (expense) ...............................                  (24,399,942)
                                                                                      ------------
Net change in unrealized appreciation (depreciation) on investments,
   written options and foreign currency translations ................                   45,815,945
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .............................                   48,702,227
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....                 $ 47,101,997
                                                                                      ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR           YEAR
                                                                                   ENDED          ENDED
                                                                                11/30/2009     11/30/2008
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $ (1,600,230)  $ (3,714,353)
Net realized gain (loss) ...................................................      2,886,282      8,261,568
Net change in unrealized appreciation (depreciation) .......................     45,815,945    (71,654,830)
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............     47,101,997    (67,107,615)
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain ..........................................................     (2,319,211)   (10,702,017)
Return of capital ..........................................................     (9,207,189)            --
                                                                               ------------   ------------
Total distributions to shareholders ........................................    (11,526,400)   (10,702,017)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offering ....................      4,804,981             --
Proceeds from Common Shares reinvested .....................................      1,259,581        269,029
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..      6,064,562        269,029
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................     41,640,159    (77,540,603)
NET ASSETS:
Beginning of period ........................................................     94,880,330    172,420,933
                                                                               ------------   ------------
End of period ..............................................................   $136,520,489   $ 94,880,330
                                                                               ============   ============
Accumulated net investment income (loss), net of income taxes ..............   $(12,894,670)  $(11,294,440)
                                                                               ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................      6,462,221      6,446,995
Common Shares sold through shelf offering ..................................        227,636             --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..         68,413         15,226
                                                                               ------------   ------------
Common Shares at end of period .............................................      6,758,270      6,462,221
                                                                               ============   ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ......   $ 47,101,997
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
   Purchases of investments ..........................................    (81,776,452)
   Sales of investments ..............................................     68,439,475
   Proceeds from written options .....................................      1,395,514
   Cost to close written options .....................................        (11,046)
   Return of capital received from investments in MLPs ...............     11,496,906
   Net realized gain/loss on investments and options .................     (4,409,677)
   Net change in unrealized appreciation/depreciation on investments
      and options ....................................................    (70,215,255)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable .................................      1,636,598
   Decrease in interest receivable ...................................            227
   Increase in dividends receivable (a) ..............................        (38,408)
   Decrease in prepaid expenses ......................................        156,112
   Decrease in interest and fees on loan payable .....................        (93,637)
   Decrease in income tax payable ....................................       (260,949)
   Increase in investment advisory fees payable ......................         36,062
   Increase in audit and tax fees payable ............................          6,240
   Decrease in legal fees payable ....................................        (23,739)
   Increase in printing fees payable .................................          4,040
   Increase in administrative fees payable ...........................          3,427
   Decrease in transfer agent fees payable ...........................           (236)
   Decrease in custodian fees payable ................................         (1,698)
   Decrease in Trustees' fees and expenses payable ...................           (785)
   Increase in accrued expenses ......................................          3,364
   Increase in deferred income taxes .................................     23,058,264
                                                                         ------------
CASH USED IN OPERATING ACTIVITIES ....................................                  $(3,493,656)
                                                                                        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain .......     (2,319,211)
   Return of capital distributions ...................................     (9,207,189)
   Proceeds of Common Shares sold ....................................      4,664,686
   Proceeds of Common Shares reinvested ..............................      1,259,581
   Issuance of loan ..................................................     47,850,000
   Repayment of loan .................................................     (8,500,000)
   Redemption of Series B Energy Notes ...............................    (25,000,000)
                                                                         ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES ..........................                    8,747,867
                                                                                        -----------
Increase in cash .....................................................                    5,254,211
Cash at beginning of period ..........................................                    4,448,281
                                                                                        -----------
CASH AT END OF PERIOD ................................................                  $ 9,702,492
                                                                                        ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ....................                  $ 1,221,333
                                                                                        ===========
Cash paid during the period for taxes ................................                  $   461,515
                                                                                        ===========

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $632.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR          YEAR           YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED          ENDED        ENDED
                                                         11/30/2009    11/30/2008   11/30/2007(a)   11/30/2006   11/30/2005
                                                         ----------    ----------   -------------   ----------   ----------
Net asset value, beginning of period .................   $  14.68      $  26.74      $  25.88       $  22.53     $  21.34
                                                         --------      --------      --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................      (0.24)(b)     (0.57)        (0.67)         (0.50)       (0.34)
Net realized and unrealized gain (loss) ..............       7.43         (9.83)         3.06           5.23         2.86
                                                         --------      --------      --------       --------     --------
Total from investment operations after income tax ....       7.19        (10.40)         2.39           4.73         2.52
                                                         --------      --------      --------       --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ....................................      (0.35)        (1.66)        (1.53)            --        (0.88)
Return of capital ....................................      (1.41)           --            --          (1.38)       (0.45)
                                                         --------      --------      --------       --------     --------
Total from distributions .............................      (1.76)        (1.66)        (1.53)         (1.38)       (1.33)
                                                         --------      --------      --------       --------     --------
Premiums from shares sold in at the market offering ..       0.09            --            --             --           --
                                                         --------      --------      --------       --------     --------
Net asset value, end of period .......................   $  20.20      $  14.68      $  26.74       $  25.88     $  22.53
                                                         ========      ========      ========       ========     ========
Market value, end of period ..........................   $  22.30      $  14.40      $  23.82       $  24.49     $  20.92
                                                         ========      ========      ========       ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ............      51.03%       (40.70)%        9.38%         22.23%       11.96%(e)
                                                         ========      ========      ========       ========     ========
TOTAL RETURN BASED ON MARKET VALUE (d) ...............      70.20%       (34.74)%        2.96%         24.57%        0.29%
                                                         ========      ========      ========       ========     ========
Net assets, end of period (in 000's) .................   $136,520      $ 94,880      $172,421       $166,850     $145,230
------------------------------------------------------------------------
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes before
   waiver (f) ........................................      25.79%       (20.03)%        8.52%         14.47%        8.62%
Including current and deferred income taxes after
   waiver (f) ........................................      25.79%       (20.03)%        8.52%         14.29%        8.31%
Excluding current and deferred income taxes before
   waiver ............................................       3.32%         4.80%         3.94%          3.63%        2.64%
Excluding current and deferred income taxes after
   waiver ............................................       3.32%         4.80%         3.94%          3.45%        2.33%
Excluding current and deferred income taxes and
   interest expense after waiver .....................       2.32%         2.55%         1.89%          1.76%        1.57%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS:
Net investment income (loss) ratio before tax
   expenses ..........................................      (2.37)%       (3.83)%       (3.83)%        (3.26)%      (2.29)%
Net investment income (loss) ratio including tax
   expenses (f) ......................................     (24.84)%       21.00%        (8.41)%       (14.10)%      (8.27)%
Portfolio turnover rate ..............................         43%           38%           16%            17%          38%
SENIOR SECURITIES:
Total Energy Notes outstanding ($25,000 per note) ....        N/A         1,000         2,360          2,360        1,360
Principal amount and market value per
   Energy Note (g) ...................................        N/A      $ 25,006      $ 25,004       $ 25,069     $ 25,074
Asset coverage per Energy Note (h) ...................        N/A      $119,880      $ 98,060       $ 95,699     $131,786
Total loan outstanding (in 000's) ....................   $ 45,000      $  5,650      $ 15,250            N/A          N/A
Asset coverage per $1,000 senior indebtedness ........   $  4,034(j)   $ 22,218(j)   $ 12,306(i)         N/A          N/A

----------
(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor.

(b)  Based on average shares outstanding.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(e) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(g)  Includes accumulated and unpaid interest.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

N/A  Not applicable.

                        See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2009

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex (formerly the American Stock Exchange).

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and may provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at November 30, 2009 shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.

                                              ACQUISITION   SHARES/            CARRYING                 % OF
SECURITY                                          DATE       UNITS    PRICE      COST       VALUE    NET ASSETS
--------                                      -----------   -------   -----   ----------   -------   ----------
Abraxas Petroleum Corp. - Warrants              05/25/07     48,956   $0.47   $       --   $23,034      0.02%
Clearwater Natural Resources, L.P.              08/01/05    465,471      --    8,601,560        --        --
Clearwater Natural Resources, L.P. - Rights     08/01/05         17      --           --        --        --
                                                                              ----------   -------      ----
                                                                              $8,601,560   $23,034      0.02%
                                                                              ==========   =======      ====

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $2,319,211 paid during the year ended November 30, 2009, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $9,207,189 in distributions paid during the year ended November 30, 2009 is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2009 calendar year. Distributions of $10,702,017 paid during the year ended November 30, 2008, were characterized as taxable dividends for federal income tax purposes. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2009, distributions of $11,496,906 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense) .....   $ (2,028,313)
Current state tax expense benefit (expense) ......         24,119
Current foreign tax benefit (expense) ............        167,032
Deferred federal income tax benefit (expense) ....    (22,901,275)
Deferred state income tax benefit (expense) ......       (156,991)
                                                     ------------
Total income tax benefit (expense) ...............   $(24,895,428)
                                                     ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2009, the Fund had a net operating loss carry forward for federal and state income tax purposes of $4,014,426 and $11,433,639, respectively. The Fund's 2009 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2009 are as follows:

DEFERRED TAX ASSETS:

Federal net operating loss .......................   $  1,405,049
State net operating loss .........................        659,574
State income taxes ...............................         53,474
Other ............................................        181,656
                                                     ------------
Total deferred tax assets ........................      2,299,753
Less: valuation allowance ........................       (659,574)
                                                     ------------
Net deferred tax assets ..........................   $  1,640,179
                                                     ============
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities ........   $(27,735,570)
                                                     ------------
Total deferred tax liabilities ...................    (27,735,570)
                                                     ------------
Total net deferred tax liabilities ...............   $(26,095,391)
                                                     ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate .........   $25,199,099
State income taxes, net ..........................      (173,245)
Change in valuation allowance ....................       337,413
Other ............................................      (467,839)
                                                     -----------
Total ............................................   $24,895,428
                                                     ===========

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2004, 2005, 2006, 2007 and 2008 remain open to federal and state audit. The Internal Revenue Service initiated a corporate income tax audit during the first quarter of 2008 for the Fund's 2004 tax year. Subsequently, the audit was expanded to include the 2005 and 2006 tax years. The audit is still ongoing and the Fund expects the audit to last through the second quarter of 2010. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings).

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.The Lead Independent Trustee and each Committee chairman served two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2009, were $79,897,822 and $66,886,196, respectively.

Written option activity for the Fund was as follows:

                                                NUMBER
                                                 OF
WRITTEN OPTIONS                               CONTRACTS     PREMIUMS
---------------                               ---------   ------------
Options outstanding at November 30, 2008 ..      4,546     $   534,868
Options Written ...........................     20,069       2,808,613
Options Expired ...........................     (7,173)       (992,882)
Options Exercised .........................     (8,549)     (1,413,099)
Options Closed ............................     (1,578)       (214,518)
                                                ------     -----------
Options outstanding at November 30, 2009 ..      7,315     $   722,982
                                                ======     ===========

                                5. ENERGY NOTES

The 1,000 Series B Energy Notes, at a principal value of $25,000 per note, were redeemed in full on February 26, 2009 in the amount of $25,000,000. The high and the low annual interest rates during the period December 1, 2008 through February 26, 2009 were 3.75% and 0.74%, respectively, and the average interest rate was 1.34%. The redemption of Series B Energy Notes was financed through a credit agreement with BNP Paribas Prime Brokerage Inc. ("BNP") (see Note 7 below). At the time of the refinancing, the Fund had unamortized offering costs of $92,378 and commissions of $231,669. Because the Series B Energy Notes were redeemed prior to the maturity date of March 30, 2046, the combined amount of $324,047 was expensed on February 26, 2009. This is shown on the Statement of Operations under "Energy Notes offering costs."

                6. CREDIT AGREEMENT WITH THE BANK OF NOVA SCOTIA

The Fund had a credit agreement with The Bank of Nova Scotia that had a maximum commitment amount of $55,000,000. This credit agreement was scheduled to terminate on March 26, 2009. On January 23, 2009, all outstanding borrowings, in the amount of $8,150,000, were paid in full through a credit agreement with BNP (see Note 7 below).

The average amount outstanding between December 1, 2008 and January 23, 2009 was $6,734,906 with a weighted average interest rate of 3.05%. The high and low annual interest rates during the period December 1, 2008 through January 23, 2009 were 4.81% and 2.17%, respectively.

     7. COMMITTED FACILITY AGREEMENT WITH BNP PARIBAS PRIME BROKERAGE INC.

On January 23, 2009, the Fund entered into a committed facility agreement with BNP that has a maximum commitment amount of $60,000,000. The committed facility required an upfront payment from the Fund equal to $150,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 150 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

On January 23, 2009, the committed facility was used to pay in full outstanding borrowings under a credit agreement with The Bank of Nova Scotia in the amount of $8,150,000. This committed facility was also used to redeem in full the Series B Energy Notes in the principal amount of $25,000,000 on February 26, 2009.

The average amount outstanding between January 23, 2009 and November 30, 2009 was $36,554,521, with a weighted average interest rate of 2.11%. As of November 30, 2009, the Fund had outstanding borrowings of $45,000,000 under this committed facility agreement. The high and low annual interest rates during the period January 23, 2009 through November 30, 2009 were 2.83% and 1.76%, respectively. The interest rate at November 30, 2009 was 1.76%.

                           8. AT THE MARKET OFFERING

On May 19, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Funds Common Shares at the time such Common Shares are initially sold.

The Fund has used the net proceeds from the sale of the Common Shares in accordance with it's investment objective and policies. Please see the prospectus and the prospectus supplement related to this offering for additional information. Transactions for the fiscal year ended November 30, 2009 related to offerings under such sales agreement are as follows:

COMMON
SHARES   NET PROCEEDS   NET ASSET VALUE      PROCEEDS RECEIVED IN
 SOLD      RECEIVED     OF SHARES SOLD    EXCESS OF NET ASSET VALUE
------   ------------   ---------------   -------------------------
227,636   $4,804,981       $4,215,868              $589,113

Additionally, estimated offering costs of $319,000 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the fund sells all 1,000,000 Common Shares related to this offering.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                            10. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              11. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through January 27, 2010, the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 12, 2010, the Fund declared a dividend of $0.44 per share to Common Shareholders of record January 25, 2010, payable January 29, 2010.

                               [BLANK BACK COVER]

BASE PROSPECTUS

                          ENERGY INCOME AND GROWTH FUND
                          UP TO 3,348,960 COMMON SHARES

--------------------------------------------------------------------------------

     The Fund. Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced operations in June, 2004.

     Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector, which the Fund's Sub-Adviser (as defined below) believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

     Investment Strategy. Under normal market conditions, the Fund invests at least 85% of its Managed Assets (as defined below) (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. The Fund may also invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies) and up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade (commonly referred to as "junk bonds"). To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of common shares pursuant to this prospectus in securities that meet the Fund's investment objective and policies within one month after the completion of any offering. See "Risks" for a discussion of the risks involved in investing in both MLPs and junk bonds.

     The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE Amex (formerly the American Stock Exchange) under the trading or "ticker" symbol "FEN." The net asset value of the Fund's common shares on February 28, 2009 was $14.86 per common share, and the last sale price of the common shares on the NYSE Amex on such date was $17.58.

     The Fund may offer, on an immediate, continuous or delayed basis, up to 3,348,960 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

     The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

     INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 37.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                              (continued on the following page)

     (continued from previous page)

     Due to the nature of the Fund's MLP investments, under current law the Fund is not eligible to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and, as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income.

     Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") is the Fund's investment adviser, responsible for supervising the Fund's Sub-Adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Adviser") is the Fund's sub-adviser and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $15.47 billion in assets which it managed or supervised as of February 28, 2009. Energy Income Partners serves as investment adviser or portfolio supervisor to investment portfolios with approximately $260 million in assets, which it managed or supervised as of February 28, 2009. See "Management of the Fund."

     Use of Financial Leverage. The Fund is currently engaged in, and may in the future engage in, the use of financial leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may use leverage through the issuance of preferred shares ("Preferred Shares") and/or through the issuance of commercial paper or notes and/or other borrowings ("Borrowings") by the Fund. As of February 28, 2009, aggregate financial leverage through Borrowings (collectively, "Financial Leverage") was approximately 25.60% of the Fund's Managed Assets (as defined below) (including the proceeds of the Financial Leverage). The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares). The determination to use Financial Leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees").

     You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information (the "SAI"), dated May 8, 2009, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 66 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risks - Market Discount From Net Asset Value." The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                     Prospectus dated May 8, 2009

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").

     Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").

     Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

     This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 37.

THE FUND.........................   Energy Income and Growth Fund is a non-
                                    diversified, closed-end management
                                    investment company which commenced
                                    operations in June, 2004. The Fund's
                                    investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund completed its initial public offering of common shares in June, 2004, raising approximately $122 million in equity after the payment of offering expenses. As of February 28, 2009, the Fund had 6,481,182 common shares outstanding and net assets applicable to common shares of $96,337,536. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common
                                    Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called
                                    "common shareholders."

INVESTMENT ADVISER
AND SUB-ADVISER..................   First Trust Advisors L.P. ("First Trust
                                    Advisors" or the "Adviser") is the Fund's investment adviser, responsible for supervising the Fund's Sub-Adviser (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners,
                                    LLC ("Energy Income Partners" or the
                                    "Sub-Adviser") is the Fund's sub-adviser and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $15.47 billion in assets which it managed or supervised as of February 28, 2009.

                                    Energy Income Partners is a limited
                                    liability company and a registered
                                    investment adviser, which provides
                                    professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment adviser to investment portfolios with approximately $260 million of assets which it managed as of February 28, 2009.

THE OFFERING....................... The Fund may offer, on an immediate, continuous or delayed basis, up to 3,348,960
                                    Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund has received shareholder approval to engage in offerings at a price less than net asset value under certain conditions. See "Description of Shares."

                                    The Fund may offer the Common Shares
                                    directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

USE OF PROCEEDS..................   Unless otherwise specified in a prospectus
                                    supplement, the Fund will use the net
                                    proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objective and policies, or use such proceeds for other general corporate purposes.

DISTRIBUTIONS....................   The Fund's distributions generally consist
                                    of (i) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. The Fund intends to make quarterly distributions to common shareholders. There is no assurance that the Fund will continue to make regular distributions. See "Tax Considerations" in this Summary and "Tax Matters."

                                    Unless a shareholder elects to receive
                                    distributions in cash, distributions will be used to purchase additional common shares of the Fund. See "Dividend Reinvestment Plan."

INVESTMENT OBJECTIVE
AND POLICIES.....................   The Fund's investment objective is to seek
                                    a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in MLPs and related public entities in the energy sector which the Sub-Adviser believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its common shareholders.
                                    There can be no assurance that the Fund's investment objective will be achieved.

                                    Under normal market conditions, as a
                                    non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

                                    The Fund has adopted the following
                                    additional non-fundamental investment
                                    policies:

                                     o   The Fund may invest up to 35% of its
                                         Managed Assets in unregistered or
                                         otherwise restricted securities
                                         (including up to 10% of its Managed
                                         Assets in securities issued by private
                                         companies). The types of unregistered
                                         or otherwise restricted securities that
                                         the Fund may purchase consist of MLP
                                         common units, MLP subordinated units
                                         and securities of public and private
                                         energy companies.

                                     o   The Fund may invest up to 25% of its
                                         Managed Assets in debt securities of
                                         energy companies, MLPs and MLP-related
                                         entities, including below investment
                                         grade securities, which are commonly
                                         referred to as "junk bonds." Below
                                         investment grade debt securities will
                                         be rated at least "B3" by Moody's
                                         Investors Service, Inc. ("Moody's") and
                                         at least "B-" by Standard & Poor's
                                         Ratings Group ("S&P") at the time of
                                         purchase, or comparably rated by
                                         another nationally recognized
                                         statistical rating organization
                                         ("NRSRO") or, if unrated, determined to
                                         be of comparable quality by the
                                         Sub-Adviser.

                                     o   The Fund will not invest more than 10%
                                         of its Managed Assets in any single
                                         issuer.

                                     o   The Fund will not engage in short
                                         sales, except to the extent the Fund
                                         engages in derivative investments to
                                         seek to hedge against interest rate
                                         risk in connection with the Fund's use
                                         of Financial Leverage or market risks
                                         associated with the Fund's portfolio.

                                     o   The Fund may invest up to 15% of its
                                         Managed Assets in non-U.S. securities
                                         as well as hedge the currency risk of
                                         the non-U.S. securities using
                                         derivative instruments.

                                    To generate additional income, the Fund
                                    writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of Common Shares pursuant to this prospectus and applicable prospectus supplement in securities that meet the Fund's investment objective and policies within one month after the completion of any such offering.

                                    The Fund's investment objective and the
                                    investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

THE FUND'S INVESTMENTS...........   The Fund's investments consist of equity
                                    and/or debt securities issued by energy
                                    companies and energy sector MLPs and
                                    MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

                                    The types of MLP and MLP-related entity
                                    equity securities the Fund purchases include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units are generally entitled to minimum quarterly distributions ("MQD") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units are typically listed and traded on a U.S. securities exchange. While the Fund anticipates that it will generally purchase MLP common units in open market transactions, the Fund has purchased in the past, and may purchase in the future, MLP common units through direct placements. MLP subordinated units provide for distributions to be made to holders once the MQD payable to common unit holders have been satisfied but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and are typically convertible into common units after a specified period of time or upon the achievement of specified financial goals. As MLP subordinated units are not typically listed or publicly traded, the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such shares. I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.

                                    The Fund may also invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs and equity and debt securities of energy companies that are organized and/or taxed as corporations.

                                    The Fund may invest up to 35% of its Managed
                                    Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund has in the past written (or sold), and may in the future write (or sell), covered call options on the common stock of energy companies held in the Fund's portfolio.

HEDGING AND STRATEGIC
TRANSACTIONS.....................   The Fund may, but is not required to, use
                                    various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. The Fund also may write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the
                                    "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The
                                    Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The
                                    Fund also may purchase derivative
                                    investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions."
                                    The Fund generally seeks to use these
                                    instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

USE OF FINANCIAL LEVERAGE........   The Fund is currently engaged in, and may
                                    in the future engage in, the use of
                                    Financial Leverage to seek to enhance the level of its current distributions to common shareholders. On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045
                                    (the "Series A Notes") and on March 26,
                                    2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046
                                    (the "Series B Notes"), which were rated
                                    "Aaa" and "AAA" by Moody's and Fitch Ratings
                                    Services, Inc. ("Fitch"), respectively. On
                                    March 26, 2008, the Fund entered into a $55 million senior revolving credit facility with The Bank of Nova Scotia (the "Credit
                                    Facility"), of which $34 million was
                                    utilized to redeem the issued and
                                    outstanding Series A Notes. On January 23,
                                    2009, the Fund entered into a $60,000,000 commitment facility agreement with BNP
                                    Paribas Prime Brokerage Inc. (the
                                    "Commitment Facility"), which was used to repay in full outstanding borrowings under the Credit Facility and, on February 26,
                                    2009, to deposit funds to redeem the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009. As of February
                                    28, 2009, the principal amount of Borrowings under the Commitment Facility were
                                    $31,150,000, representing approximately
                                    25.60% of the Fund's Managed Assets. As of
                                    February 28, 2009, the Fund had $28,850,000
                                    million of unutilized funds available for Borrowing under the Commitment Facility.

                                    The Fund's common shares are junior in
                                    liquidation and distribution rights to
                                    amounts owed pursuant to the Commitment
                                    Facility. The issuance of Preferred Shares and/or Borrowings (each a "Leverage Instrument" and collectively, the "Leverage Instruments"), represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage. The use of Financial Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Adviser's and Sub-Adviser's fees are based on Managed Assets (including assets obtained through leverage), both the Adviser's and Sub-Adviser's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The determination to use Financial Leverage is subject to the Board of Trustees' approval and the ability of the Fund to obtain Financial Leverage. Leverage Instruments will have seniority over the common shares. The use of Leverage Instruments will leverage your investment in the Common Shares. The Fund expects to issue additional Leverage Instruments to extent such Financial Leverage is available. If the Fund uses additional Leverage Instruments, associated costs, if any, will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares.

                                    Preferred Shares, if any, may pay dividends based on short-term rates, which may be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher distributions to common shareholders. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. When leverage is employed, the net asset value and market prices of the common shares and the yield to common shareholders will be more volatile.

                                    There is no assurance that the Fund will utilize Financial Leverage in addition to the Commitment Facility or, if additional Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund's current distributions.

                                    The Fund may make further use of Financial
                                    Leverage through the issuance of notes or other senior securities to the extent permitted by the 1940 Act. However, it is possible that the Fund will be unable to obtain additional Financial Leverage. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional Financial Leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. See "Use of Financial Leverage" and "Risks -- Leverage Risk."

TAX CONSIDERATIONS...............   Fund Status. The Fund is taxed as a regular
                                    corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the Internal Revenue Code in order to avoid paying entity level income taxes.
                                    Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its Managed Assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under "Tax Matters."

                                    Fund Assets.

                                     o     Investments in MLPs. The Fund invests
                                         primarily in MLPs and MLP-related
                                         entities. The benefit the Fund derives
                                         from its investment in MLPs is largely
                                         dependent on MLPs being treated as
                                         partnerships for federal income tax
                                         purposes. As a partnership, an MLP has
                                         no income tax liability at the entity
                                         level. As a limited partner in the MLPs
                                         in which it invests, the Fund is
                                         allocated its pro rata share of income,
                                         gains, losses, deductions and expenses
                                         from the MLPs. A significant portion of
                                         MLP income has historically been offset
                                         by tax deductions. In this situation,
                                         the Fund will incur a current tax
                                         liability on that portion of a
                                         distribution not offset by tax
                                         deductions with the remaining portion
                                         of the distribution being treated as a
                                         tax-deferred return of capital. The
                                         Fund's tax basis in its MLP units would
                                         be reduced by amounts treated as
                                         tax-deferred return of capital, which
                                         would likely increase the Fund's
                                         taxable gain (or reduce the Fund's
                                         loss) recognized upon the sale of an
                                         MLP. The percentage of an MLP's
                                         distribution which is offset by tax
                                         deductions will fluctuate over time for
                                         various reasons. A significant slowdown
                                         in acquisition activity by MLPs held by
                                         the Fund could result in a reduction of
                                         accelerated depreciation or other
                                         deductions generated by new
                                         acquisitions, which may result in
                                         increased current tax liability to the
                                         Fund. Certain energy related deductions
                                         are also not allowed for alternative
                                         minimum tax purposes, which may cause
                                         the Fund to be subject to the
                                         alternative minimum tax depending upon
                                         the nature of the assets of the MLPs. A
                                         reduction in the percentage of a
                                         distribution offset by tax deductions
                                         or an increase in the Fund's portfolio
                                         turnover will reduce that portion of
                                         the Fund's distribution treated as a
                                         tax-deferred return of capital and
                                         increase that portion treated as
                                         dividend income, resulting in reduced
                                         Fund distributions and lower after-tax
                                         distributions to the Fund's common
                                         shareholders.

                                     o     Investments in Other Securities. The
                                         Fund may also invest in equity and debt
                                         securities of energy companies that are
                                         organized and/or taxed as corporations.
                                         Interest and dividend payments received
                                         by the Fund with respect to such
                                         securities generally are included in
                                         the Fund's corporate taxable income in
                                         the year in which they are received,
                                         although the Fund may qualify for the
                                         dividends-received deduction with
                                         respect to dividends on certain of the
                                         equity securities owned by the Fund.

                                    Shareholder Tax Aspects.

                                     o     Current Distributions on Shares.
                                         Common shareholders of the Fund hold
                                         common shares of a Massachusetts
                                         business trust which has elected for
                                         federal income tax purposes to be taxed
                                         as a corporation. There is a
                                         significant difference, for federal
                                         income tax purposes, between owning
                                         common shares of a taxable entity
                                         treated as a corporation for federal
                                         income tax purposes (such as the Fund)
                                         versus owning partnership interests in
                                         the MLPs in which the Fund invests.
                                         Common shareholders of the Fund will be
                                         subject to potential income tax only if
                                         the Fund pays out distributions.
                                         Depending on the nature of the
                                         distribution made by the Fund, the tax
                                         character of such distribution to
                                         common shareholders will vary.
                                         Distributions made from current and
                                         accumulated earnings and profits of the
                                         Fund will be taxable to common
                                         shareholders as dividend income.
                                         Dividend income generally will qualify
                                         for treatment as "qualified dividend
                                         income" for federal income tax purposes
                                         if holding period and other
                                         requirements are satisfied by the
                                         common shareholder receiving such
                                         dividend income. Qualified dividend
                                         income received by individual
                                         shareholders is taxed at long-term
                                         capital gains rates, which reach a
                                         maximum of 15%. The special tax
                                         treatment afforded to qualified
                                         dividend income is set to end as of
                                         December 31, 2010 (assuming such
                                         special tax treatment is not repealed
                                         by Congress before then). Higher tax
                                         rates will apply in 2011 unless further
                                         legislative action is taken by
                                         Congress. Distributions that are in an
                                         amount greater than the Fund's current
                                         and accumulated earnings and profits
                                         will represent a tax-deferred return of
                                         capital to the extent of a common
                                         shareholder's basis in its common
                                         shares, and such distributions would
                                         correspondingly reduce the common
                                         shareholder's basis in its common
                                         shares. A reduction in the common
                                         shareholder's basis would potentially
                                         increase the common shareholder's gain
                                         (or reduce the common shareholder's
                                         loss) recognized upon the sale of the
                                         common shares. Additionally, excess
                                         distributions that exceed a common
                                         shareholder's tax basis in its common
                                         shares will generally be taxed as gain.
                                         The past performance of MLPs indicates
                                         that a significant portion of the
                                         Fund's distributions to common
                                         shareholders will likely represent a
                                         tax-deferred return of capital.
                                         However, there can be no guarantee that
                                         the Fund's expectation regarding the
                                         tax character of its distributions will
                                         be realized or that the Fund will make
                                         regular distributions. See
                                         "Distributions."

                                     o     Sale of Shares. Common shareholders
                                         generally will recognize a gain or loss
                                         upon the sale of their common shares.
                                         Such gain or loss is equal to the
                                         difference between the common
                                         shareholder's federal income tax basis
                                         in its common shares sold (as adjusted
                                         to reflect return of capital) and the
                                         sale proceeds received by the common
                                         shareholder upon the disposition of
                                         common shares. As a general rule, the
                                         sale of a capital asset, like common
                                         shares, held for more than a year will
                                         result in a long-term capital gain or
                                         loss. See "Tax Matters."

COMPARISON WITH DIRECT
INVESTMENTS IN MLPS..............   The Fund seeks to provide an efficient
                                    method for investing in MLPs, MLP-related entities and other energy companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

                                     o   The Fund provides, through a single
                                         investment vehicle, an investment in a
                                         portfolio of a number of MLPs,
                                         MLP-related entities and other energy
                                         companies;

                                     o   Direct investors in MLPs receive a
                                         partnership statement (a Form K-1
                                         statement) from each MLP they own and
                                         may be required to file income tax
                                         returns in each state in which the MLPs
                                         operate. Common shareholders of the
                                         Fund will receive a single Form 1099
                                         and will only be required to file
                                         income tax returns in states in which
                                         they would ordinarily file;

                                     o   Direct investors in MLPs are limited in
                                         their ability to use losses to offset
                                         other gains by the passive activity
                                         income and loss rules, whereas common
                                         shareholders of the Fund are not so
                                         limited; and

                                     o   Income received by tax-exempt
                                         investors, including employee benefit
                                         plans and IRA accounts, from MLPs is
                                         generally treated as unrelated business
                                         taxable income ("UBTI"), whereas
                                         distributions these investors receive
                                         from an entity treated for federal
                                         income tax purposes as a corporation
                                         (such as the Fund) will generally not
                                         be treated as UBTI, unless the stock is
                                         debt-financed.

LISTING..........................   The Fund's currently outstanding common
                                    shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE Amex under the trading or "ticker" symbol "FEN."
                                    The net asset value of the Fund's common shares at the close of business on February
                                    28, 2009 was $14.86 per common share, and the last sale price of the common shares on the NYSE Amex on such date was $17.58.

CORPORATE FINANCE SERVICES
AND CONSULTING AGENT.............   Wachovia Securities LLC, as successor to
                                    A.G. Edwards, serves as corporate finance services and consulting agent to the Adviser, pursuant to a Corporate Finance
                                    Services and Consulting Agreement between
                                    A.G. Edwards and the Adviser. See "Corporate
                                    Finance Services and Consulting Fee."

CUSTODIAN, ADMINISTRATOR
AND TRANSFER AGENT...............   PNC Global Investment Servicing (U.S.) Inc.,
                                    formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC
                                    Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant,
                                    Transfer Agent and Board Administrator in accordance with certain fee arrangements.
                                    PFPC Trust Company (which will be renamed
                                    PNC Trust Company effective June 7, 2010), also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

CLOSED-END STRUCTURE.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                    Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS...................   Investment and Market Risk. An investment
                                    in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your
                                    Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                    The Fund's performance was adversely
                                    impacted by the weakness in the credit
                                    markets and broad stock market, and the
                                    resulting rapid and dramatic declines in the value of MLPs that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund's ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

                                    In response to the financial crises
                                    affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets.

                                    Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments and the trading price of the Fund's common shares.

                                    Market Impact Risk. The sale of the Common
                                    Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

                                    Management Risk. The Fund is subject to
                                    management risk because it is an actively managed portfolio. The Adviser and Sub-Adviser apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                    Energy Sector Risk. The Fund's investments are generally concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

                                     o   Commodity Pricing Risk. MLPs,
                                         MLP-related entities and energy
                                         companies may be directly affected by
                                         energy commodity prices, especially
                                         those MLPs, MLP-related entities and
                                         energy companies which own the
                                         underlying energy commodity. Commodity
                                         prices fluctuate for several reasons,
                                         including changes in market and
                                         economic conditions, the impact of
                                         weather on demand, levels of domestic
                                         production and imported commodities,
                                         energy conservation, domestic and
                                         foreign governmental regulation and
                                         taxation and the availability of local,
                                         intrastate and interstate
                                         transportation systems. Volatility of
                                         commodity prices which leads to a
                                         reduction in production or supply may
                                         also impact the performance of MLPs,
                                         MLP-related entities and energy
                                         companies that are solely involved in
                                         the transportation, processing,
                                         storing, distribution or marketing of
                                         commodities. Volatility of commodity
                                         prices may also make it more difficult
                                         for MLPs, MLP-related entities and
                                         energy companies to raise capital to
                                         the extent the market perceives that
                                         their performance may be directly tied
                                         to commodity prices.

                                     o   Supply and Demand Risk. A decrease in
                                         the production of natural gas, NGLs,
                                         crude oil, coal or other energy
                                         commodities or a decrease in the volume
                                         of such commodities available for
                                         transportation, processing, storage or
                                         distribution may adversely impact the
                                         financial performance of MLPs,
                                         MLP-related entities and energy
                                         companies. Production declines and
                                         volume decreases could be caused by
                                         various factors, including catastrophic
                                         events affecting production, depletion
                                         of resources, labor difficulties,
                                         environmental proceedings, increased
                                         regulations, equipment failures and
                                         unexpected maintenance problems, import
                                         supply disruption, increased
                                         competition from alternative energy
                                         sources or depressed commodity prices.
                                         Alternatively, a sustained decline in
                                         demand for such commodities could also
                                         impact the financial performance of
                                         MLPs, MLP-related entities and energy
                                         companies. Factors which could lead to
                                         a decline in demand include economic
                                         recession or other adverse economic
                                         conditions, higher fuel taxes or
                                         governmental regulations, increases in
                                         fuel economy, consumer shifts to the
                                         use of alternative fuel sources, an
                                         increase in commodity prices, or
                                         weather. A continuation of reduced
                                         demand for energy commodities as a
                                         result of the economic recession may
                                         further reduce the financial
                                         performance of the entities in which
                                         the Fund invests.

                                     o   Depletion and Exploration Risk. MLPs,
                                         MLP-related entities and energy
                                         companies engaged in the production
                                         (exploration, development, management
                                         or production) of natural gas, NGLs
                                         (including propane), crude oil, refined
                                         petroleum products or coal are subject
                                         to the risk that their commodity
                                         reserves naturally deplete over time.
                                         MLPs, MLP-related entities and energy
                                         companies generally increase reserves
                                         through expansion of their existing
                                         business, through exploration of new
                                         sources or development of existing
                                         sources, through acquisitions or by
                                         securing long-term contracts to acquire
                                         additional reserves, each of which
                                         entails risk. The financial performance
                                         of these issuers may be adversely
                                         affected if they are unable to acquire,
                                         cost-effectively, additional reserves
                                         at a rate at least equal to the rate of
                                         natural decline. A failure to maintain
                                         or increase reserves could reduce the
                                         amount and change the characterization
                                         of cash distributions paid by these
                                         MLPs, MLP-related entities and energy
                                         companies.

                                     o   Regulatory Risk. MLPs, MLP-related
                                         entities and energy companies are
                                         subject to significant federal, state
                                         and local government regulation in
                                         virtually every aspect of their
                                         operations, including how facilities
                                         are constructed, maintained and
                                         operated, environmental and safety
                                         controls, and the prices they may
                                         charge for products and services.
                                         Various governmental authorities have
                                         the power to enforce compliance with
                                         these regulations and the permits
                                         issued under them and violators are
                                         subject to administrative, civil and
                                         criminal penalties, including civil
                                         fines, injunctions or both. Stricter
                                         laws, regulations or enforcement
                                         policies could be enacted in the future
                                         which would likely increase compliance
                                         costs and may adversely affect the
                                         financial performance of MLPs,
                                         MLP-related entities and energy
                                         companies.

                                     o   Interest Rate Risk. Rising interest
                                         rates could adversely impact the
                                         financial performance of MLPs,
                                         MLP-related entities and energy
                                         companies. Rising interest rates may
                                         increase an MLP's, MLP-related entity's
                                         or energy company's cost of capital,
                                         which would increase operating costs
                                         and may reduce an MLP's, MLP-related
                                         entity's or energy company's ability to
                                         execute acquisitions or expansion
                                         projects in a cost-effective manner.
                                         Rising interest rates may also impact
                                         the price of MLP units, MLP-related
                                         entity securities and energy company
                                         shares as the yields on alternative
                                         investments increase.

                                     o   Acquisition Risk. The ability of MLPs
                                         to grow and to increase distributions
                                         to unitholders is dependent principally
                                         on their ability to make acquisitions
                                         that result in an increase in adjusted
                                         operating surplus per unit. In the
                                         event that MLPs are unable to make such
                                         accretive acquisitions either because
                                         they are unable to identify attractive
                                         acquisition candidates or negotiate
                                         acceptable purchase contracts or
                                         because they are unable to raise
                                         financing for such acquisitions on
                                         economically acceptable terms or
                                         because they are outbid by competitors,
                                         their future growth and ability to
                                         raise distributions will be limited.
                                         Furthermore, even if MLPs do consummate
                                         acquisitions that they believe will be
                                         accretive, the acquisitions may in fact
                                         turn out to result in a decrease in
                                         adjusted operating surplus per unit. As
                                         MLP general partners typically receive
                                         a greater percentage of increased cash
                                         distributions, in an effort to increase
                                         cash distributions the general partner
                                         may make acquisitions which, due to
                                         various factors, including increased
                                         debt obligations as well as the factors
                                         set forth below, may adversely affect
                                         the MLP. Any acquisition involves
                                         risks, including among other things:
                                         mistaken assumptions about revenues and
                                         costs, including synergies; the
                                         assumption of unknown liabilities;
                                         limitations on rights to indemnity from
                                         the seller; the diversion of
                                         management's attention from other
                                         business concerns; unforeseen
                                         difficulties operating in new product
                                         areas or new geographic areas; and
                                         customer or key employee losses at the
                                         acquired businesses.

                                     o   Affiliated Party Risk. A few of the
                                         midstream MLPs are dependent on their
                                         parents or sponsors for a majority of
                                         their revenues. Any failure by the
                                         parents or sponsors to satisfy their
                                         payments or obligations would impact
                                         the MLPs' revenues and cash flows and
                                         ability to make distributions.

                                     o   Catastrophe Risk. The operations of
                                         MLPs, MLP-related entities and energy
                                         companies are subject to many hazards
                                         inherent in transporting, processing,
                                         storing, distributing or marketing
                                         natural gas, NGLs, crude oil, refined
                                         petroleum products or other
                                         hydrocarbons, or in exploring, managing
                                         or producing such commodities or
                                         products, including: damage to
                                         pipelines, storage tanks or related
                                         equipment and surrounding properties
                                         caused by hurricanes, tornadoes,
                                         floods, fires and other natural
                                         disasters and acts of terrorism;
                                         inadvertent damage from construction
                                         and farm equipment; leaks of natural
                                         gas, NGLs, crude oil, refined petroleum
                                         products or other hydrocarbons; fires
                                         and explosions. These risks could
                                         result in substantial losses due to
                                         personal injury and/or loss of life,
                                         severe damage to and destruction of
                                         property and equipment and pollution or
                                         other environmental damage and may
                                         result in the curtailment or suspension
                                         of their related operations. Not all
                                         MLPs, MLP-related entities and energy
                                         companies are fully insured against all
                                         risks inherent to their businesses. If
                                         a significant accident or event occurs
                                         that is not fully insured, it could
                                         adversely affect their operations and
                                         financial condition.

                                     o   Terrorism/Market Disruption Risk. The
                                         terrorist attacks in the United States
                                         on September 11, 2001 had a disruptive
                                         effect on the securities markets. U.S.
                                         military and related action in Iraq is
                                         ongoing and events in the Middle East
                                         could have significant adverse effects
                                         on the U.S. economy and the stock
                                         market. Uncertainty surrounding
                                         retaliatory military strikes or a
                                         sustained military campaign may affect
                                         energy company operations in
                                         unpredictable ways, including
                                         disruptions of fuel supplies and
                                         markets, and transmission and
                                         distribution facilities could be direct
                                         targets, or indirect casualties, of an
                                         act of terror. Since the September 11th
                                         attacks, the U.S. government has issued
                                         warnings that energy assets,
                                         specifically the U.S. pipeline
                                         infrastructure, may be the future
                                         target of terrorist organizations. In
                                         addition, changes in the insurance
                                         markets attributable to the September
                                         11th attacks have made certain types of
                                         insurance more difficult, if not
                                         impossible, to obtain and have
                                         generally resulted in increased premium
                                         costs.

                                     o   MLP Risks. An investment in MLP units
                                         involves risks which differ from an
                                         investment in common stock of a
                                         corporation. Holders of MLP units have
                                         limited control and voting rights on
                                         matters affecting the partnership. In
                                         addition, there are certain tax risks
                                         associated with an investment in MLP
                                         units and conflicts of interest exist
                                         between common unit holders and the
                                         general partner, including those
                                         arising from incentive distribution
                                         payments.

                                     o   Industry Specific Risk. MLPs,
                                         MLP-related entities and energy
                                         companies are also subject to risks
                                         that are specific to the industry they
                                         serve.

                                     o   Midstream MLPs, MLP-related entities
                                         and energy companies that provide crude
                                         oil, refined product and natural gas
                                         services are subject to supply and
                                         demand fluctuations in the markets they
                                         serve which will be impacted by a wide
                                         range of factors including, fluctuating
                                         commodity prices, weather, increased
                                         conservation or use of alternative fuel
                                         sources, increased governmental or
                                         environmental regulation, depletion,
                                         rising interest rates, declines in
                                         domestic or foreign production,
                                         accidents or catastrophic events, and
                                         economic conditions, among others.

                                     o   Propane MLPs and MLP-related entities
                                         are subject to earnings variability
                                         based upon weather conditions in the
                                         markets they serve, fluctuating
                                         commodity prices, increased use of
                                         alternative fuels, increased
                                         governmental or environmental
                                         regulation, and accidents or
                                         catastrophic events, among others.

                                     o   MLPs, MLP-related entities and energy
                                         companies with coal assets are subject
                                         to supply and demand fluctuations in
                                         the markets they serve which will be
                                         impacted by a wide range of factors
                                         including, fluctuating commodity
                                         prices, the level of their customers'
                                         coal stockpiles, weather, increased
                                         conservation or use of alternative fuel
                                         sources, increased governmental or
                                         environmental regulation, depletion,
                                         rising interest rates, transportation
                                         issues, declines in domestic or foreign
                                         production, mining accidents or
                                         catastrophic events, health claims and
                                         economic conditions, among others.

                                    Cash Flow Risk. A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution varies from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

                                    Tax Risk. The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

                                    Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

                                    Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion, if any, of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

                                    Delay in Investing the Proceeds of this
                                    Offering. Although the Fund currently
                                    intends to invest the proceeds from any sale of the Common Shares as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following any offering pursuant to this prospectus and an applicable prospectus supplement may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                                    Equity Securities Risk. MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                                    Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger MLPs, MLP-related entities and energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.
                                    MLP subordinated units in which the Fund invests and may in the future invest generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                                    The Fund invests, and may in the future
                                    invest, in I-Shares which represent an
                                    indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

                                    Leverage Risk. The Fund currently utilizes leverage in the form of Borrowings under the Commitment Facility, and may in the future use additional leverage for investment purposes, to finance the repurchase of its common shares, and to meet cash requirements. Although the use of leverage by the Fund creates an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. Under the Commitment Facility, the Fund is also required to pledge assets to the lenders. Leverage involves risks and special considerations for common shareholders including:

                                     o   the likelihood of greater volatility of
                                         net asset value and market price of the
                                         common shares than a comparable
                                         portfolio without leverage;

                                     o   the risk that fluctuations in interest
                                         rates on borrowings and short-term debt
                                         or in the dividend rates on any
                                         Preferred Shares that the Fund may pay
                                         will reduce the return to the common
                                         shareholders or will result in
                                         fluctuations in the distributions paid
                                         on the common shares;

                                     o   the effect of leverage in a declining
                                         market, which is likely to cause a
                                         greater decline in the net asset value
                                         of the common shares than if the Fund
                                         were not leveraged, which may result in
                                         a greater decline in the market price
                                         of the common shares; and

                                     o   when the Fund uses leverage, the
                                         investment advisory fee payable to the
                                         Adviser, and the sub-advisory fee
                                         payable by the Adviser to the
                                         Sub-Adviser, will be higher than if the
                                         Fund did not use leverage.

                                    The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the Commitment Facility, involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

                                    Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to the Commitment Facility or other Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                                    It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares, there could be an adverse impact on the return to common shareholders.

                                    Derivatives Risk. The Fund's Strategic
                                    Transactions have risks, including the
                                    imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. See "Risks-Derivatives Risk."

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2008, portfolio turnover was approximately 38%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-Investment Practices-Portfolio Turnover" and "Tax Matters."

                                    Restricted Securities. The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                                    Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain energy companies trade on the New York Stock Exchange ("NYSE"), NYSE Amex, and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments-Investment Philosophy and Process."

                                    Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by the MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

                                    Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

                                    Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof. As of February 28, 2009, the Fund did not invest in any below investment grade debt securities.

                                    Non-Diversification. The Fund is a
                                    non-diversified investment company under the
                                    1940 Act and will not be treated as a
                                    regulated investment company under the
                                    Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. As of February 28, 2009, there were approximately seventy-three (73) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities of other energy companies, consistent with its investment objective and policies. As of February 28, 2009 the Fund held investments in fifty-two
                                    (52) issuers.

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. U.S. military and
                                    related action in Iraq is ongoing and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                                    Anti-Takeover Provisions. The Fund's
                                    Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks-Anti-Takeover
                                    Provisions."

                                    Competition Risk. There exist other
                                    alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.

                                    Market Discount From Net Asset Value. The
                                    Fund's common shares have been publicly
                                    traded since June 24, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares over net asset value with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of any offering hereunder. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price with respect to any offering hereunder.

                                    Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

                                    Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

     The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of March 10, 2009, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of March 10, 2009. As of that date, the Fund had $31,150,000 of leverage outstanding pursuant to the Commitment Facility. Such leverage represented 26% of total assets as of March 10, 2009.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price) ............................................................    %*
Offering Expenses Borne by the Fund (as a percentage of offering price)(1).................................    %*
Dividend Reinvestment Plan Fees............................................................................ None(2)

                                                                                                 PERCENTAGE OF NET ASSETS
                                                                                              ATTRIBUTABLE TO COMMON SHARES,
                                                                                          (ASSUMES 26% LEVERAGE IS OUTSTANDING)
ANNUAL EXPENSES:
Management Fees(3)......................................................................................... 1.35%
Interest and Fees on Leverage(4)........................................................................... 1.24%
Other Expenses (exclusive of current and deferred income tax expense (benefit))(5)......................... 0.89%
Total Annual Expenses...................................................................................... 3.48%
                                                                                                            =====
Fee and Expense Reimbursement..............................................................................    %
                                                                                                            -----
     Total Net Annual Expenses............................................................................. 3.48%
                                                                                                            =====

-------------------------------------------------------------------------------

* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1)  The Fund will pay all offering costs other than the sales load.

(2) You will pay brokerage charges if you direct PNC Global Investment Servicing (U.S.) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Adviser (and by the Adviser to the Sub-Adviser).

(4) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings, expressed as a percentage of the Fund's net assets as of March 10, 2009, based on interest rates in effect as of March 10, 2009. The table assumes total Borrowings of $31 million, which reflects leverage in an amount representing 26% of total assets. The Borrowings bear interest at variable rates.

(5) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of average net assets by fiscal year from inception through November 30, 2008 has been as follows:

       Period June 24, 2004 (commencement of operations)
         Through November 30, 2004                                  16.18%
       Year Ended November 30, 2005                                  5.98%
       Year Ended November 30, 2006                                 10.84%
       Year Ended November 30, 2007                                  4.58%
       Year Ended November 30, 2008                                (24.83)%

     The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after March 10, 2009 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

     The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 3.48% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)

       1 YEAR            3 YEARS            5 YEARS            10 YEARS
        $35               $107               $181                $376

-------------------------------------------------------------------------------
(1) This example does not include sales load or estimated offering costs. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 26% of total assets, assuming interest and fees on leverage of 1.24%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Commitment Facility. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

     The information in this table is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on certain of such financial statements is contained in the Fund's 2008 Annual Report and is incorporated by reference into the Fund's SAI, both of which are available from the Fund upon request.

                                                      YEAR          YEAR           YEAR            YEAR          PERIOD
                                                      ENDED         ENDED          ENDED          ENDED           ENDED
                                                    NOVEMBER     NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                    30, 2008       2007 (a)         2006            2005         2004 (b)

Net asset value, beginning of period.............  $  26.74      $    25.88      $    22.53      $   21.34     $    19.10 (c)
                                                   --------      ----------      ----------      ---------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..............................     (0.57)          (0.67)          (0.50)         (0.34)         (0.13)
Net realized and unrealized gain (loss)..........     (9.83)           3.06            5.23           2.86           2.74
                                                   --------        --------        --------       --------       --------
Total from investment operations after income
tax..............................................    (10.40)           2.39            4.73           2.52           2.61
                                                   --------        --------        --------       --------       --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain................................     (1.66)          (1.53)             --          (0.88)            --
Return of capital................................        --              --           (1.38)         (0.45)         (0.33)
                                                                                 ----------     ----------     ----------
Total from distributions..........................    (1.66)          (1.53)          (1.38)         (1.33)         (0.33)
                                                   --------       ---------       ---------      ---------      ---------
Common Share offering costs charges to paid-in
capital......................................            --              --              --             --          (0.04)
                                                                                                                ---------
Net asset value, end of period...................  $  14.68      $    26.74      $    25.88     $    22.53     $    21.34
Market value, end of period......................  $  14.40      $    23.82      $    24.49     $    20.92     $    22.12
TOTAL RETURN BASED ON NET ASSET VALUE (D) (E)...     (40.70)%          9.38%          22.23%         11.96%(g)      13.53%
                                                   --------       ---------       ---------      ---------      ---------
TOTAL RETURN BASED ON MARKET VALUE (E) (F).......    (34.74)%          2.96%          24.57%          0.29%         12.38%
                                                   --------       ---------       ---------      ---------      ---------
Net assets, end of period (in 000's).............   $94,880        $172,421        $166,850       $145.230       $136,993

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
before waiver (h)................................    (20.03)% (i)      8.52%          14.47%          8.62%         18.38% (i)
Including current and deferred income taxes
after waiver (h).................................    (20.03)% (i)      8.52%          14.29%          8.31%         18.09% (i)
Excluding  current and  deferred  income taxes
before waiver....................................      4.80% (i)       3.94%           3.63%          2.64%          2.20% (i)
Excluding current and deferred income taxes
after waiver.....................................      4.80% (i)       3.94%           3.45%          2.33%          1.91% (i)
Excluding current and deferred income taxes
and interest expense after waiver................      2.55% (i)       1.89%           1.76%          1.57%          1.36% (i)

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment loss ratio before tax expenses....     (3.83)% (i)     (3.83)%         (3.26)%        (2.29)%        (1.49)% (i)
Net investment income (loss) ratio including
tax expenses (j).................................     21.00% (i)      (8.41)%        (14.10)%        (8.27)%       (17.67)% (i)
Portfolio turnover rate..........................        38%             16%             17%            38%            35%

DEBT:
Total Energy Notes outstanding ($25,000 per
note) ...........................................     1,000           2,360           2,360          1,360            N/A
Principal amount and market value per Energy
Note (k).........................................   $25,006         $25,004         $25,069       $ 25,074            N/A
Asset coverage per Energy Note (l)...............  $119,880         $98,060         $95,699       $131,786            N/A
Total loan outstanding (in 000's)................    $5,650         $15,250             N/A            N/A        $30,000
Asset coverage per $1,000 senior indebtedness
..................................................   $22,218 (m)     $12,306 (n)         N/A            N/A        $ 5,566 (n)

See notes to this table on the next page.


                                      -24-




(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC. On September 14, 2007, Energy Income Partners, LLC began serving as Sub-Adviser to the Fund.
(b) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.
(c)  Net of sales load of $0.90 per Common Share on initial offering.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.
(e)  Total return is not annualized for periods less than one year.
(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.
(g) In 2005, the Fund received reimbursements from the Adviser and former sub-advisor. This reimbursement had no effect on the Fund's total return.
(h) Includes current and deferred income taxes associated with each component of the Statement of Operations.
(i)  Annualized.
(j) Includes tax expenses associated with each component of the Statement of Operations.
(k)  Includes accumulated and unpaid interest.
(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.
(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175 and fiscal year 2004 remains unchanged.
(n) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

N/A  Not applicable.

                                SENIOR SECURITIES

     The following table sets forth information about the Fund's outstanding senior securities as of each fiscal year ended November 30 since the Fund's inception:

                                          Total Principal
                                         Amount/Liquidation  Asset Coverage per    Asset Coverage     Principal Amount
                                             Preference         $1,000 Senior            per          and Market Value
    Year          Title of Security         Outstanding         Indebtedness       Energy Note (b)   Per Energy Note (d)
    ----          -----------------         -----------       ----------------     ---------------   -------------------
    2004      Borrowings
                Total Loan Outstanding     $ 30,000,000           $ 5,566 (a)          ____                ____

    2005      Energy Notes
                Series A (1,360 Notes)     $ 34,000,000             ____              $131,786            $ 25,074

    2006      Energy Notes
                Series A (1,360 Notes)
                Series B (1,000 Notes)     $ 59,000,000             ____              $ 95,699            $ 25,069

    2007      Energy Notes
                Series A (1,360 Notes)(e)  $ 59,000,000             ____              $ 98,060            $ 25,004
                Series B (1,000 Notes)

              Borrowings
                Credit Facility            $ 15,250,000           $12,306 (a)           ____                ____

    2008      Energy Notes
                Series B (1,000 Notes)(f)    25,000,000             ____              $119,880            $25,006

              Borrowings
                Credit Facility (g)           5,650,000            $22,218 (c)          ____                ____

(a) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding (in 000s).
(b) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes (in 000s).
(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175 and fiscal year 2004 remains unchanged.
(d)  Includes accumulated and unpaid interest.
(e) On April 18, 2008, the Fund redeemed all of the issued and outstanding Series A Notes.
(f) On March 13, 2009, the Fund redeemed all of the issued and outstanding Series B Notes.
(g) On January 23, 2009, the Fund repaid in full outstanding borrowings under the Credit Facility with borrowings under the Commitment Facility.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on NYSE Amex (formerly the American Stock Exchange). The Fund's common shares commenced trading on NYSE Amex on June 25, 2004.

     The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from Net Asset Value. See "Risks - Market Discount from Net Asset Value."

     The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on NYSE Amex, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month. See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                               PREMIUM/(DISCOUNT)
                                                MARKET PRICE (1)       NET ASSET VALUE (2)     TO NET ASSET VALUE
QUARTER ENDED                                   HIGH       LOW          HIGH       LOW          HIGH      LOW
September 30, 2004..............................$22.20     $19.60       $20.44     $19.06       8.61%     2.83%
December 31, 2004...............................$22.98     $20.60       $21.01     $20.16       9.38%     2.18%
March 31, 2005..................................$24.05     $21.50       $23.12     $21.68       4.02%    (0.83)%
June 30, 2005...................................$23.69     $21.49       $22.35     $21.46       6.00%     0.14%
September 30, 2005..............................$24.77     $22.74       $24.23     $24.09       2.23%    (5.60)%
December 30, 2005...............................$23.85     $20.82       $23.99     $23.34      (0.58)%  (10.80)%
March 31, 2006..................................$22.42     $20.40       $23.01     $22.86      (2.56)%  (10.76)%
June 30, 2006...................................$21.36     $20.15       $23.33     $23.16      (8.44)%  (13.00)%
September 30, 2006..............................$22.56     $20.50       $24.38     $23.41      (7.47)%  (12.43)%
December 30, 2006...............................$25.55     $21.70       $26.39     $23.92      (3.18)%   (9.28)%
March 31, 2007..................................$29.26     $24.22       $28.99     $26.04       0.93%    (6.99)%
June 29, 2007...................................$29.90     $27.00       $29.70     $29.82       0.67%    (9.46)%
September 28, 2007..............................$29.55     $22.65       $31.27     $27.01      (5.50)%  (16.14)%
December 31, 2007...............................$26.45     $21.71       $27.82     $25.57      (4.92)%  (15.10)%
March 31, 2008..................................$24.60     $21.16       $26.18     $24.49      (6.04)%  (13.60)%
June 30, 2008...................................$25.80     $22.36       $25.46     $23.91       1.34%    (6.48)%
September 30, 2008..............................$23.33     $18.26       $22.18     $20.71       5.18%   (11.83)%
December 31, 2008...............................$20.20     $16.21       $19.14     $12.71       5.54%   (11.80)%

     The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of February 28, 2009 were $17.58, $14.86 and 18.30%, respectively. As of February 28, 2009, the Fund had 6,481,182 common shares outstanding and net assets of the Fund were $96,337,536.

-------------------------------------------------------------------------------
(1)  Based on high and low closing market price for the respective quarter.
(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. On June 29, 2004, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the NYSE Amex under the symbol "FEN." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

     The following table provides information about the Fund's outstanding securities as of February 28, 2009(1):

                                                  AMOUNT HELD BY
                                     AMOUNT       THE FUND OR FOR     AMOUNT
   TITLE OF CLASS                  AUTHORIZED       ITS ACCOUNT     OUTSTANDING

   Common shares................... Unlimited            0           6,481,182

--------------------------
(1) On February 26, 2009, the Fund deposited funds to redeem all of the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009.


                                 USE OF PROCEEDS

     Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded MLPs and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred thereby increasing cash available for distribution by the Fund to its common shareholders. There can be no assurance that the Fund will achieve its investment objective.

     The Fund's investment objective is considered fundamental and may not be changed without common shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding" common shares, provided that common shareholders receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the

Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.

     The Fund's policy of investing at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, MLPs and MLP-related entities in the energy sector is non-fundamental.

     The Fund has adopted the following additional non-fundamental policies:

         o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

         o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its Managed Assets in such restricted securities, including up to 10% of its Managed Assets in private companies.

         o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP related entities, including certain securities rated below investment grade. Below investment grade debt securities will be rated at least "B3" by Moody's and at least "B-" by S&P at the time of purchase, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser.

         o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

         o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

     For a more complete discussion of the Fund's portfolio composition, see "Portfolio Composition."


INVESTMENT PHILOSOPHY AND PROCESS

     Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities of energy companies and energy sector MLPs and MLP-related entities. The Sub-Adviser seeks securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Adviser's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. While the Sub-Adviser maintains an active dialogue with several research analysts in the energy sector, the Sub-Adviser's primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by its in-house investment analysts. To determine whether a company meets its criteria, the Sub-Adviser generally considers, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.

     The Fund concentrates its investments in the energy sector. The Fund pursues its objective by investing principally in a portfolio of equity securities issued by MLPs and MLP-related entities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments is contained in the Fund's SAI.

     Energy Companies. The Fund's investments consist of equity and debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

     Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, other energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rules and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

     Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

     MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established MQD. Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     Energy MLPs in which the Fund invests can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

         o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

         o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

         o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

     The Fund also may invest in equity and debt securities of energy companies that are organized and/or taxed as corporations, including Canadian income trusts, and may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and in private companies that operate energy assets.


PORTFOLIO COMPOSITION

     The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

     Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities, including common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

     MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on the success of an MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

     MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

     MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the NYSE and the NYSE Amex.

     Equity Securities of Energy Companies. The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements.

     Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P or "B3" by Moody's or a comparable rating by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its common shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of any offering of Common Shares offered hereby are being invested, or during periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.


INVESTMENT PRACTICES

     Covered Call Option Transactions. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund writes call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

     Strategic Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund may write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

     The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     See "Risks - Derivatives Risk" in the prospectus and "Investment Policies and Techniques" in the Fund's SAI for a more complete discussion of Strategic Transactions and their risks.

     Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2008, the Fund's portfolio turnover rate was approximately 38%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."



                            USE OF FINANCIAL LEVERAGE

     The Fund is currently engaged in, and may in the future engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may borrow (by use of commercial paper, notes and/or other Borrowings) an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of February 28, 2009, the Fund utilized leverage in an amount equal to approximately 25.60% of the Fund's Managed Assets. Borrowings, commercial paper or notes and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares.

     On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046 (the "Series B Notes") each of which were rated "Aaa" and "AAA" by Moody's and Fitch, respectively. On March 26, 2008, the Fund established a Credit Facility with The Bank of Nova Scotia, of which $34 million was used to redeem the issued and outstanding Series A Notes. On January 23, 2009, the Fund entered into a $60,000,000 commitment facility agreement with BNP Paribas Prime Brokerage Inc. (the "Commitment Facility"), which was used to repay in full outstanding borrowings under the Credit Facility and, on February 26, 2009, to deposit funds to redeem the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009.

     The Fund may, in the future, incur additional Borrowings, issue additional series of notes or other senior securities to the extent permitted by the 1940 Act. The Fund's common shares, including the Common Shares, are junior in liquidation and distribution rights to Borrowings under the Commitment Facility. The issuance of debt and Preferred Shares, including Borrowings under the Commitment Facility, represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus and an applicable prospectus supplement will enable the Fund to increase the aggregate amount of its leverage. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Adviser's and Sub-Adviser's fees are based on Managed Assets (including assets obtained through leverage), both the Adviser's and Sub-Adviser's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used.

     It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. The volatility and disruption has generally reduced the availability of credit. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and an applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

     Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The Leverage Instruments have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments leverages the common shares. Although based on recommendations by the Adviser and the Sub-Adviser, the determination of whether to utilize Financial Leverage as well as timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments, would be determined by the Fund's Board of Trustees. The Fund expects to invest the net proceeds derived from any future Leverage Instrument offering according to the investment program described in this prospectus. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

     Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets including proceeds from Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Financial Leverage, the investment advisory fee payable to the Adviser, and the sub-advisory fee payable by the Adviser to the Sub-Adviser, will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks-Leverage Risk."

     The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowings, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings.

     Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements including covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. There is no assurance that the Fund will not violate asset coverage covenants relating to the Commitment Facility in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

     The Commitment Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Commitment Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Commitment Facility restrict the Fund's ability to change its investment adviser, sub-adviser or custodian, amend its fundamental investment policies or fundamental investment objectives, or take on additional indebtedness without prior consent from the provider of the Commitment Facility.

     If Preferred Shares are issued they could pay adjustable rate dividends based on shorter-term interest rates or a fixed rate. In the event the dividends are paid at adjustable rates, the adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's managed assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

     The aggregate principal amount of Borrowings under the Commitment Facility represented approximately 26% of Managed Assets as of March 10, 2009. Asset coverage with respect to the Borrowings under the Commitment Facility was 388% and the Fund had $28,850,000 of unutilized funds available for Borrowing under the Commitment Facility as of that date. Outstanding balances under the Commitment Facility generally accrue interest at a variable annual rate equal to the three-month LIBOR plus 1.50%. As of March 10, 2009, the rate was 2.83%. As of March 10, 2009, the Fund had $31,150,000 outstanding under the Commitment Facility. The Commitment Facility also has an annual unused fee of 0.80% on the unutilized funds available for borrowing. The total annual interest and fee rate as of March 10, 2009 was 3.63%.

     Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 3.63%), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.92%.

     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

     The table further assumes leverage representing 26% of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest and fee rate of 3.63%.

     Assumed Portfolio Total Return (Net of Expenses) ........   -10%      -5%       0%       5%      10%
     Common Share Total Return ...............................  -14.70%   -7.97%   -1.24%    5.49%   12.23%

     Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

     While the Fund is using leverage, the amount of the fees paid to both the Adviser and the Sub-Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and the Sub-Adviser have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and Sub-Adviser on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.

                                      RISKS

GENERAL

     Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the Fund's SAI.

INVESTMENT AND MARKET RISK

     An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

     The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund's ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

     In response to the financial crises affecting the banking system and financial markets and going concern threats to investment banks and other financial institutions, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets.

     Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the Fund's financial condition, the performance of its investments and the trading price of its common shares.

MARKET IMPACT RISK

         The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

MANAGEMENT RISK

         The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ENERGY SECTOR RISK

     The Fund's investments will generally be concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

         o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those energy companies who own the underlying energy commodity. Commodity prices fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity price may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

         o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors including, catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather. A continuation of reduced demand for energy commodities as a result of the economic recession may further reduce the financial performance of the entities in which the Fund invests.

         o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

         o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

         o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

         o Acquisition Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions either because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts or because they are unable to raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

         o Affiliated Party Risk. A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

         o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

         o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distributions facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

         o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of

              MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.


INDUSTRY SPECIFIC RISK

     MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

         o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

         o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

         o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

CASH FLOW RISK

     A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

TAX RISK

     The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to the units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

TAX LAW CHANGE RISK

     Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

DEFERRED TAX RISK

     As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

DELAY IN INVESTING THE PROCEEDS OF THIS OFFERING

     Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Prior to the time the proceeds of this offering are fully invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the period following any offering pursuant to this prospectus and applicable prospectus supplement may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

EQUITY SECURITIES RISK

     MLP common units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates given their yield-based nature.

     Certain of the MLPs, MLP-related entity and other energy companies in which the Fund may invest may have comparatively smaller capitalizations than other companies. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These MLPs, MLP-related entities and energy companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

     A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

     MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

     The Fund invests, and may in the future invest, in I-Shares which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

LEVERAGE RISK

     The Fund may borrow an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of February 28, 2009, the principal amount of Borrowings under the Commitment Facility represented approximately 25.60% of the Fund's Managed Assets. As of February 28, 2009, the Fund had $28.85 million of unutilized funds available for Borrowing under the Commitment Facility. Such Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The successful use of leverage depends on the Sub-Adviser's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will continue to be used or will be successful. Leverage involves risks and special considerations for common shareholders including:

         o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

         o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

         o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

         o when the Fund uses financial leverage, the investment advisory fee payable to the Adviser, and the sub-advisory fee payable by the Adviser to the Sub-Adviser, will be higher than if the Fund did not use leverage.

     The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the Commitment Facility, would involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

     The Board of Trustees, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return.

     The funds borrowed pursuant to a borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under a borrowing program are senior to the rights of holders of common shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or Preferred Shares or purchase common shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     In addition, recent turmoil in the credit markets have adversely impacted borrowing availability and costs. These market developments have increased, and may continue to increase, the financing costs of the Fund. Because common shareholders indirectly bear the cost of leverage, an increase in interest and dividend obligations on the Fund's Financial Leverage may reduce the total return to common shareholders.

     Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. There is no assurance that the Fund will not violate financial covenants relating to the Commitment Facility or other Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

     It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

     With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program, including the Commitment Facility, includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Commitment Facility does not permit the Fund's asset coverage ratio (as defined in the Commitment Facility) to fall below 300% at any time.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Commitment Facility limits the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the 300% asset coverage test. In addition, the Commitment Facility does not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the Commitment Facility has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Commitment Facility's 300% asset coverage test set forth in the credit agreements governing the Commitment Facility. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

DERIVATIVES RISK

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

     The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the common shares. For example, the Fund may utilize interest rate swaps and caps in connection with the Fund's use of Financial Leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap but is expected to enter into an interest rate cap.

     Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

PORTFOLIO TURNOVER RISK

     The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2008, portfolio turnover was approximately 38%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices - Portfolio Turnover" and "Tax Matters."

RESTRICTED SECURITIES

     The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

LIQUIDITY RISK

     Although common units of MLPs, I-Shares of MLP-related entities and common stocks of certain energy companies trade on the NYSE, NYSE Amex and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

     If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than the Fund otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices.

VALUATION RISK

     Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

INTEREST RATE RISK

     Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

BELOW INVESTMENT GRADE SECURITIES RISK

     Below investment grade securities are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. As of February 28, 2009, the Fund did not invest in any below investment grade securities. Below investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o    greater yield and price volatility;

         o    greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o    potential lack of attractive resale opportunities (illiquidity);
              and

         o    additional expenses to seek recovery from issuers who default.

     In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

     Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

     For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

NON-DIVERSIFICATION

     The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. As of February 28, 2009, there were approximately seventy-three (73) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities issued by energy companies, consistent with its investment objective and policies. As of February 28, 2009, the Fund held investments in thirty-two (32) MLP issuers.

MARKET DISRUPTION RISK

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

COMPETITION RISK

     There exist other alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.

POTENTIAL TAX CHANGES

     In addition to the specific tax risks and matters discussed elsewhere in this prospectus, the President of the United States has indicated a desire to make significant changes to the Internal Revenue Code. The Fund has no way of knowing whether such changes of the Internal Revenue Code might occur or, if enacted, what effect such changes might have on the Fund's common shareholders or the MLPs and MLP-related entities in which the Fund invests.

MARKET DISCOUNT FROM NET ASSET VALUE

     The Fund's common shares have been publicly traded since June 24, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares in any offering made hereby will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the price at which shares may be offered in any offering pursuant to this prospectus.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

CERTAIN AFFILIATIONS

     Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER

     First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment adviser to the Fund and is responsible for supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $15.47 billion in assets which it managed or supervised as of February 28, 2009.

     First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Adviser."

SUB-ADVISER

     Energy Income Partners serves as the Fund's Sub-Adviser. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

     Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment adviser and serves as investment adviser to investment portfolios with approximately $260 million of assets as of February 28, 2009.

     Energy Income Partners is a Delaware limited liability company and an SEC-registered investment adviser, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related MLPs and other high payout securities in the energy sector. In addition to serving as sub-adviser to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

     James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

     Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

     Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

     Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

     For additional information concerning Energy Income Partners, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Adviser" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

     For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

     In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

     Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's fees from the Fund (and Sub-Adviser's fees from the Adviser) will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 29% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.42% of net assets attributable to common shares. See "Summary of Fund Expenses."


                                 NET ASSET VALUE

     The Fund determines the net asset value of its common shares daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/ or assumptions, the net asset value of the Fund would likely fluctuate.

     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on The Nasdaq Stock Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on The Nasdaq Stock Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

                                  DISTRIBUTIONS

     The Fund intends to make quarterly distributions to common shareholders. Fund distributions will generally consist of (i) cash or paid-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and dividend or other payments on equity securities owned by the Fund, less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. The Fund anticipates that, due to the tax treatment under current law of cash distributions made by MLPs in which the Fund will invest, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

     Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

     All realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Unless you elect to receive cash distributions, your distributions of net investment income will automatically be reinvested into additional common shares pursuant to the Fund's Dividend Reinvestment Plan.

     Distributions by the Fund, whether paid in cash or in additional common shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.


                           DIVIDEND REINVESTMENT PLAN

     If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, PNC Global Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PNC Global Investment Servicing (U.S.) Inc., as dividend paying agent.

     You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

     (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

     (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the

Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

     If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                              PLAN OF DISTRIBUTION

     The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

         o    directly to purchasers;
         o    through agents;
         o    to or through underwriters; or
         o    through dealers.

     The Fund may distribute the Common Shares from time to time in one or more transactions at:

         o    a fixed price or prices, which may be changed;
         o    market prices prevailing at the time of sale;
         o    prices related to prevailing market prices; or
         o    negotiated prices.

     The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933 and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

     If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

     If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

     The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

     Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

     In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

     The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

     The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

    The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

     Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.


                              DESCRIPTION OF SHARES

COMMON SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of February 28, 2009, the Fund had 6,481,182 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

         The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE Amex (formerly the American Stock Exchange) under the trading or "ticker" symbol "FEN."

        Section 23(b) of the 1940 Act, in relevant part, provides that a registered closed-end fund may not sell any of its common stock at a price below the current net asset value of such stock, exclusive of any distribution commission or discount, except with the consent of a majority of its common stockholders, or under certain other circumstances. At a special meeting of shareholders of the Fund held on January 8, 2008, the Fund obtained authority from its shareholders to issue and sell common shares at a net price less than its then-current net asset value per share, subject to the following conditions:


          o The per share offering price, before the deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per share of the Fund's common shares, as determined at any time within two business days prior to the pricing of the common shares to be sold in the offering.

          o Immediately following each offering of such common shares, after deducting underwriting fees, commissions and offering expenses, the net asset value per share of the Fund's common shares, as determined at any time within two business days prior to the pricing of the common shares to be sold, would not have been diluted by greater than a total of 1% of the net asset value per share of all of the Fund's outstanding common shares. The Fund will not be subject to a maximum number of common shares that can be sold or a defined minimum sales price per share in any offering so long as for each offering the number of common shares offered and the price at which such common shares are sold together would not result in dilution of the net asset value per share of the Fund's common shares in excess of the 1% limitation described above.

          o A majority of the Independent Trustees makes a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investments to be made with the net proceeds of such issuance will lead to a long-term increase in the Fund's net asset value or a long-term increase in the level of the Fund's distributions to shareholders.

        In connection with any sale of Common Shares below net asset value as described above, the Adviser and Sub-Adviser have committed to waive a portion of their investment advisory fees and sub-advisory fees following any such offering of Common Shares in the following manner:

          o the Adviser and Sub-Adviser will waive all investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to such newly issued Common Shares (including any assets attributable to associated financial leverage) for the first three-month period following any offering of Common Shares; and

          o the Adviser and Sub-Adviser will waive 50% of investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to such newly issued Common Shares (including such assets attributable to associated financial leverage) for the second three-month period following such offering of Common Shares.

        See "Management of the Fund - Investment Management Agreement" for a description of the investment advisory and sub-advisory fees payable to the Adviser and the Sub-Adviser.


        The Fund will not issue and sell Common Shares at a price less than its then-current net asset value per share in accordance with the above conditions unless set forth in an amendment to the registration statement relating to this prospectus.


         Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

PREFERRED SHARES

     The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shareholders. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DESCRIPTION OF BORROWINGS

     The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or

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otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked equal to all other existing and future borrowings of the Fund.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     The Commitment Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Commitment Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Commitment Facility restrict the Fund's ability to change its investment adviser, sub-adviser or custodian, amend its fundamental investment policies or investment objective, or take on additional indebtedness without prior consent from the provider of the Commitment Facility.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

     The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

     Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


                 STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

     In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, Sub-Adviser and the corporate finance services and consulting agent that the Adviser has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings and limitations on seniority within the Fund's capital structure if the Fund has other borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

     There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

     The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the NYSE Amex or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.


                                   TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

     This section and the discussion in the SAI provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code, on treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold common shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

     The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

     The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

     Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

     In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

     The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

     Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

     As discussed in greater detail below, prior to 2011, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period and other requirements are met by the common shareholder receiving such dividend. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met. Common shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the common shareholder provides the Fund with a Form W8ECI signed under penalties of perjury (in which case, the common shareholder will be subject to the normal U.S. graduated rates) or (ii) the common shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the common shareholder will be subject to the rate of withholding provided for in the relevant treaty).

     If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding corporation. If the Fund is classified as a U.S. real property holding corporation, dispositions of interests in the Fund by a non-U.S. common shareholder and distributions in excess of a non-U.S. common shareholder's basis may be subject to 10% withholding.

     A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

     Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

     The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2010, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010, with the maximum marginal federal income tax rate being 39.6% at such time.

     A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

     The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

      Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year.

     Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

     MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

     Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs, so the income of the MLPs should qualify as qualifying income.

     As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

     When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

     The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

     Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

     Other Investments. The Fund has in the past, and may in the future, attempt to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

     Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                  CORPORATE FINANCE SERVICES AND CONSULTING FEE

     First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with Wachovia Securities, LLC, as successor to A.G. Edwards (the "Consultant"), and has agreed to pay from its own assets a fee to the Consultant. This fee was payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets through June 29, 2006 and is payable quarterly at the annual rate of 0.15% of the Fund's Managed Assets after June 29, 2006 and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, the Consultant will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading price and market price thereof upon which First Trust Advisors and the Consultant shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market. The incremental additional amounts paid as service fees applicable to daily assets of the Fund attributable to the common shares initially offered by the Fund will not exceed 4.461% of the offering price of such common shares.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      The custodian of the assets of the Fund is PFPC Trust Company (which will be renamed PNC Trust Company effective June 7, 2010) ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PNC Global Investment Servicing (U.S.) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for accounting and administrative services, the Fund has agreed to pay PNC Global Investment Servicing (U.S.) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
Use of Proceeds ...........................................................   1
Investment Objective ......................................................   1
Investment Restrictions ...................................................   2
Investment Policies and Techniques ........................................   4
Additional Information About the Fund's Investments and Investment Risks...   6
Other Investment Policies and Techniques ..................................  25
Management of the Fund ....................................................  34
Investment Adviser ........................................................  40
Sub-Adviser ...............................................................  43
Portfolio Transactions and Brokerage ......................................  46
Certain Provisions in the Declaration of Trust and By-Laws.................  48
Repurchase of Fund Shares; Conversion to Open-End Fund ....................  50
Net Asset Value ...........................................................  52
Tax Matters ...............................................................  55
Performance Related and Comparative Information ...........................  61
Experts ...................................................................  63
Custodian, Administrator and Transfer Agent ...............................  63
Additional Information ....................................................  64
Financial Statements ...................................................... F-1
Appendix A -- Ratings of Investments ...................................... A-1
Appendix B -- Energy Income Partners, LLC Proxy Voting Policy ............. B-1

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.
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                                TABLE OF CONTENTS
                                                         PAGE
Prospectus Summary .....................................   1
Summary of Fund Expenses ...............................  24
Financial Highlights....................................  26
Senior Securities.......................................  28
Market and Net Asset Value Information..................  29
The Fund ...............................................  30
Use of Proceeds ........................................  30
The Fund's Investments .................................  30
Use of Financial Leverage...............................  36
Risks ..................................................  39
Management of the Fund..................................  54
Net Asset Value.........................................  56
Distributions ..........................................  57
Dividend Reinvestment Plan .............................  57
Plan of Distribution....................................  58
Description of Shares ..................................  60
Certain Provisions in the Declaration
   of Trust and By-Laws ................................  63
Structure of the Fund; Common Share
   Repurchases and Change in Fund Structure.............  64
Tax Matters.............................................  66
Corporate Finance Services and Consulting Fee...........  70
Custodian, Administrator and Transfer Agent.............  71
Legal Opinions..........................................  71


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                                      -68-

                          ENERGY INCOME AND GROWTH FUND




                          UP TO 3,348,960 COMMON SHARES




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                                   PROSPECTUS
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                                   May 8, 2009